                                                                  EXHIBIT 10.1

                              CREDIT AGREEMENT,

                          dated as of May 31, 1996,


                                   between


                          CERION TECHNOLOGIES INC.,

                              as the Borrower,


                                     and


                           LASALLE NATIONAL BANK,

                               as the Lender.

                                                           TABLE OF CONTENTS
I        DEFINITIONS AND ACCOUNTING TERMS.........................................................................1
         1.1.       Defined Terms.................................................................................1
         1.2.       Use of Defined Terms.........................................................................21
         1.3.       Cross-References.............................................................................21
         1.4.       Accounting and Financial Determinations......................................................21

II       REVOLVING LOAN COMMITMENT, BORROWING AND LETTER OF CREDIT PROCEDURES AND NOTE...........................21
         2.1.       Commitment...................................................................................21
         2.1.1.     Revolving Loan Commitment....................................................................22
         2.1.2.     Lender Not Required To Make Excess Revolving Loans...........................................22
         2.1.3.     Lender's Optional Advance....................................................................22
         2.2.       Borrowing Procedure..........................................................................22
         2.3.       Continuation and Conversion Elections........................................................22
         2.4.       Letters of Credit............................................................................23
         2.5.       Funding......................................................................................23
         2.6.       Note.........................................................................................24

III      REPAYMENTS, PREPAYMENTS, INTEREST AND FEES..............................................................24
         3.1.       Repayments and Prepayments...................................................................24
         3.2.       Interest Provisions..........................................................................25
         3.2.1.     Rates........................................................................................25
         3.2.2.     Post-Maturity Rates..........................................................................25
         3.2.3.     Payment Dates................................................................................25
         3.3.       Fees.........................................................................................26
         3.3.1.     Commitment Fee...............................................................................26
         3.3.2.     Facility Fee.................................................................................26
         3.3.3.     Letter of Credit Fees........................................................................26

IV       CERTAIN LIBOR RATE AND OTHER PROVISIONS.................................................................27
         4.1.       LIBOR Rate Lending Unlawful..................................................................27
         4.2.       Deposits Unavailable.........................................................................27
         4.3.       Increased LIBOR Loan Costs, etc..............................................................27
         4.4.       Funding Losses...............................................................................27
         4.5.       Increased Capital Costs......................................................................28
         4.6.       Taxes........................................................................................28
         4.7.       Payments, Computations, etc..................................................................29
         4.8.       Collections; Lock Boxes......................................................................29
         4.9.       Set off......................................................................................30
         4.10.      Use of Proceeds..............................................................................30

V        CONDITIONS TO EXTENSIONS OF CREDIT......................................................................31
         5.1.       Initial Extension of Credit..................................................................31
         5.1.1.     Certificate as to Organizational Documents, Resolutions, etc.................................31
         5.1.2.     Certificates of Good Standing, etc...........................................................31
         5.1.3.     Delivery of Note.............................................................................31
         5.1.4.     Payment of Outstanding Indebtedness, etc.....................................................32
         5.1.5.     Pledge Agreement.............................................................................32
         5.1.6.     Security Agreement...........................................................................32
         5.1.7.     Mortgage.....................................................................................33
         5.1.8.     Opinion of Counsel...........................................................................33
         5.1.9.     Closing Fees, Expenses, etc..................................................................33
         5.1.10.    Due Diligence, etc...........................................................................33
         5.1.11.    Completion of Initial Public Offering........................................................34
         5.2.       All Extensions of Credit.....................................................................34
         5.2.1.     Compliance with Warranties, No Default.......................................................34
         5.2.2.     Borrowing Request and Letter of Credit Application...........................................34
         5.2.3.     Borrowing Base Compliance....................................................................34
         5.2.4.     Satisfactory Legal Form......................................................................34

VI       REPRESENTATIONS AND WARRANTIES..........................................................................35
         6.1.       Organization, etc............................................................................35
         6.2.       Due Authorization, Non-Contravention, etc....................................................35
         6.3.       Government Approval, Regulation, etc.........................................................35
         6.4.       Validity, etc................................................................................35
         6.5.       Financial Information........................................................................35
         6.6.       No Material Adverse Change...................................................................36
         6.7.       Litigation, Labor Controversies, Compliance with Laws, etc...................................36
         6.8.       Subsidiaries.................................................................................36
         6.9.       Ownership of Properties......................................................................36
         6.10.      Taxes........................................................................................36
         6.11.      Pension and Welfare Plans....................................................................37
         6.12.      Environmental Warranties.....................................................................37
         6.13.      Regulations G, U and X.......................................................................38
         6.14.      Accounts; Inventory; Borrowing Base..........................................................38
         6.15.      Accuracy of Information......................................................................39

VII      COVENANTS...............................................................................................39
         7.1.       Affirmative Covenants........................................................................39
         7.1.1.     Financial Information, Reports, Notices, etc.................................................39
         7.1.2.     Compliance with Laws, etc....................................................................41
         7.1.3.     Maintenance of Properties....................................................................42
         7.1.4.     Insurance....................................................................................42

         7.1.5.     Books and Records............................................................................42
         7.1.6.     Environmental Covenant.......................................................................42
         7.1.7.     Lender's Lien................................................................................43
         7.1.8.     Maintenance of Accounts......................................................................43
         7.1.9.     Further Assurances...........................................................................43
         7.2.       Negative Covenants...........................................................................43
         7.2.1.     Business Activities..........................................................................43
         7.2.2.     Indebtedness.................................................................................44
         7.2.3.     Liens........................................................................................44
         7.2.4.     Financial Condition..........................................................................45
         7.2.5.     Investments..................................................................................46
         7.2.6.     Restricted Payments, etc.....................................................................46
         7.2.7.     Consolidation, Merger, etc...................................................................47
         7.2.8.     Asset Dispositions, etc......................................................................48
         7.2.9.     Subsidiaries.................................................................................48
         7.2.10.    Modification of Certain Agreements...........................................................48
         7.2.11.    Transactions with Affiliates.................................................................48
         7.2.12.    Negative Pledges, etc........................................................................49
         7.3.       Borrowing Base Compliance....................................................................49

VIII     EVENTS OF DEFAULT.......................................................................................50
         8.1.       Listing of Events of Default.................................................................50
         8.1.1.     Non-Payment of Obligations...................................................................50
         8.1.2.     Breach of Warranty...........................................................................50
         8.1.3.     Non-Performance of Certain Covenants and Obligations.........................................50
         8.1.4.     Non-Performance of Other Covenants and Obligations...........................................51
         8.1.5.     Default on Other Indebtedness................................................................51
         8.1.6.     Judgments....................................................................................51
         8.1.7.     Plans........................................................................................51
         8.1.8.     Control of the Borrower......................................................................51
         8.1.9.     Bankruptcy, Insolvency, etc..................................................................51
         8.1.10.    Impairment of Security, etc..................................................................52
         8.2.       Action if Bankruptcy.........................................................................52
         8.3.       Action if Other Event of Default.............................................................52

IX       MISCELLANEOUS PROVISIONS................................................................................53
         9.1.       Waivers, Amendments, etc.....................................................................53
         9.2.       Notices......................................................................................53
         9.3.       Payment of Costs and Expenses................................................................54
         9.4.       Indemnification..............................................................................55
         9.5.       Survival.....................................................................................56
         9.6.       Severability.................................................................................56
         9.7.       Headings.....................................................................................56


         9.8.       Execution in Counterparts, Effectiveness, etc................................................56
         9.9.       Governing Law; Entire Agreement..............................................................56
         9.10.      Successors and Assigns.......................................................................56
         9.11.      Participations...............................................................................56
         9.12.      Other Transactions...........................................................................57
         9.13.      Forum Selection and Consent to Jurisdiction..................................................57
         9.14.      Waiver of Jury Trial.........................................................................58

                               CREDIT AGREEMENT

         THIS CREDIT AGREEMENT, dated as of May 31, 1996, is made by and between CERION TECHNOLOGIES INC., a Delaware corporation (the "BORROWER"), and LASALLE NATIONAL BANK (the "LENDER").

                                 WITNESSETH:

         WHEREAS, the Borrower is engaged in the business of (i) manufacturing precision-machined, aluminum disk substrates, which are the metallic platforms of magnetic thin film disks used in the hard disk drives of portable and desktop computers, network servers, add-on storage devices, and storage upgrades, (ii) producing aluminum organic photoconductor ("OPC") drum substrates for laser printer cartridges, and (iii) performing any related high volume manufacturing process;

         WHEREAS, the Borrower desires to obtain a Revolving Loan Commitment of up to $15,000,000 from the Lender pursuant to which Revolving Loans may be made to the Borrower (and Letters of Credit may be issued) from time to time prior to the Revolving Loan Commitment Termination Date;

         WHEREAS, the Lender is willing, on the terms and subject to the conditions hereinafter set forth (including ARTICLE V), to extend the Revolving Loan Commitment and make Extensions of Credit; and

         WHEREAS, the Revolving Loans and Letters of Credit will be used (a) to make payment in full, concurrently with the initial Extension of Credit hereunder, of all Indebtedness identified in ITEM 7.2.2(b) ("Indebtedness to be Paid") of the Disclosure Schedule; and (b) for general corporate purposes, working capital purposes, capital expenditures and Permitted Acquisitions;

         NOW, THEREFORE, the parties hereto agree as follows:


                                    ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

         SECTION 1.1. DEFINED TERMS. The following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall, except where the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

         "ACCOUNT" shall mean any right to payment for goods sold or leased or for services rendered.

         "ACCOUNT DEBTOR" shall mean any Person who is or who may become obligated to the Borrower under, with respect to, or on account of an Account.

         "ACCOUNTS PAYABLE REPORT" shall mean a report delivered to the Lender by the Borrower, as required by SECTION 7.3 of this Agreement, consisting of an aged trial balance of all of the Borrower's accounts payable existing as of the date of such Accounts Payable Report, specifying for each account payable, the party to whom payment is owing and outstanding balance and the aging of such outstanding balance, and such other information as the Lender may request.

         "ACCOUNTS REPORT" shall mean a report delivered to the Lender by the Borrower, as required by SECTION 7.3 of this Agreement, consisting of an aged trial balance of all of the Borrower's Accounts existing as of the date of such Accounts Report, specifying for each Account Debtor obligated on the Accounts, such Account Debtor's name and outstanding balance and the aging of such outstanding balance, and such other information as the Lender may request.

         "AFFILIATE" of any Person means any other Person which, directly or indirectly, controls, is controlled by or is under common control with such Person (excluding any trustee under, or any committee with responsibility for administering, any Plan). A Person shall be deemed to be "controlled by" any other Person if such other Person possesses, directly or indirectly, power (a) to vote 10% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managing general partners or other managers, or (b) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

         "AGREEMENT" means, on any date, this Credit Agreement as originally in effect on the Effective Date and as thereafter from time to time amended, supplemented, amended and restated, or otherwise modified and in effect on such date.

         "ASSIGNMENT OF RENTS AND LEASES" means an assignment of rents and leases executed and delivered in connection with the Mortgage pursuant to
SECTION 5.1.7, in form and substance satisfactory to the Lender, as amended, supplemented, restated or otherwise modified from time to time.

         "AUTHORIZED OFFICER" means those officers of the Borrower whose signatures and incumbency shall have been certified to the Lender pursuant to
SECTION 5.1.1.

         "BORROWER" is defined in the preamble to this Agreement.

         "BORROWING" means the Revolving Loans of the same type and, in the case of LIBOR Loans, having the same Interest Period made by the Lender on the same Business Day and pursuant to the same Borrowing Request in accordance with
SECTION 2.1.

         "BORROWING BASE" means and, at any particular time and from time to time, shall be equal to the sum of:

                  (a) 80% of the amount of Eligible Accounts (net of any returns, rebates, discounts, credits, allowances or excise taxes applicable thereto); plus

                  (b) the lesser of (i) $3,000,000, or (ii) the sum of (x) 40% of the net amount of Eligible Raw Materials Inventory, plus (y) 40% of the net amount of Eligible Finished Goods Inventory (in each case, net of any reserves required to be maintained, in the discretion of the Lender, for obsolete or slow moving Inventory); plus

                  (c)    the Margin Value of Eligible Pledged Securities; plus

                  (d) the lesser of (i) $5,000,000, or (ii) the sum of (x) 40% of the net book value of Eligible Equipment, plus (y) 40% of the net book value of Eligible Real Estate;

provided, that, at no time shall the amount in CLAUSE (d) above exceed 33% of the total amount of the Borrowing Base. The Borrowing Base at any time shall be determined by reference to the most recent Borrowing Base Certificate delivered to the Lender, absent error in such Borrowing Base Certificate.

         "BORROWING BASE CERTIFICATE" shall mean a certificate in the form of EXHIBIT A hereto or such other form as the Lender may from time to time require, duly completed and executed by an Authorized Officer of the Borrower.

         "BORROWING REQUEST" means a loan request made in writing (or telephonically and promptly confirmed in writing) by a certificate duly executed by an Authorized Officer of the Borrower, substantially in the form of EXHIBIT B hereto.

         "BUSINESS DAY" means (a) any day which is neither a Saturday or Sunday nor a legal holiday on which banks are authorized or required to be closed in Chicago, Illinois; and (b) relative to the making, continuing, prepaying or repaying of any LIBOR Loans, any day on which dealings in Dollars are carried on in the interbank market.

         "CAPITAL EXPENDITURES" means, for any period, the sum of:

                  (a) the aggregate amount of all expenditures of the Borrower and its Subsidiaries for fixed or capital assets made during such period which, in accordance with GAAP, would be classified as capital expenditures; and

                  (b) the aggregate amount of all Capitalized Lease Liabilities incurred during such period.

         "CAPITALIZED LEASE LIABILITIES" means all monetary obligations of the Borrower or any of its Subsidiaries under any leasing or similar arrangement which, in accordance with GAAP, would be classified as capitalized leases, and, for purposes of this Agreement and each other Loan Document, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP, and the stated maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty.


         "CASH EQUIVALENT INVESTMENT" means, at any time:

                  (a) any evidence of Indebtedness, maturing not more than one year after such time, issued or guaranteed by the United States Government;

                  (b) commercial paper, maturing not more than nine months from the date of issue, which is issued by:

                         (i) a corporation (other than an Affiliate of the Borrower) organized under the laws of any state of the United States or of the District of Columbia and rated A-1 by Standard & Poor's Corporation or P-1 by Moody's Investors Service, Inc.; or

                         (ii)  the Lender (or its holding company);

                  (c) any certificate of deposit or bankers acceptance, maturing not more than one year after such time, which is issued by either:

                         (i) a commercial banking institution that is a member of the Federal Reserve System and has a combined capital and surplus and undivided profits of not less than $500,000,000; or

                         (ii)  the Lender; or

                  (d) any repurchase agreement entered into with the Lender (or other commercial banking institution of the stature referred to in CLAUSE (c)(i)) which:

                         (i) is secured by a fully perfected security interest in any obligation of the type described in any of CLAUSES (a) through (c); and

                         (ii) has a market value at the time such repurchase agreement is entered into of not less than 100% of the repurchase obligation of the Lender (or other commercial banking institution) thereunder.

         "CASH FLOW" means, with respect to any period, the sum of (a) the Net Income of the Borrower and its Subsidiaries for such period, plus (b) to the extent deducted in determining such Net Income, the sum of the (i) Interest Expense, plus (ii) franchise and income tax expense, of the Borrower and its Subsidiaries for such period, in each case on a consolidated basis.

         "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

         "CERCLIS" means the Comprehensive Environmental Response Compensation Liability Information System List.

         "CHANGE IN CONTROL" means the acquisition by any Person, or two or more Persons acting in concert (other than Nashua Corporation or any group of Persons controlled by Nashua Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended) of 20% or more of the outstanding shares of voting stock of the Borrower.

         "CODE" means the Internal Revenue Code of 1986, as amended from time to time (and any successor statute).

         "COLLATERAL ACCOUNT" is defined in SECTION 4.8.

         "COMMITMENT TERMINATION EVENT" means:

                  (a) the occurrence of any Default described in clauses (a) through (d) of SECTION 8.1.9; or

                  (b) the occurrence and continuance of any other Event of Default and either:

                         (i) the declaration of the Revolving Loans to be due and payable pursuant to SECTION 8.3; or

                         (ii) in the absence of such declaration, the giving of notice by the Lender to the Borrower that the Revolving Loan Commitment has been terminated.

         "CONTINGENT LIABILITY" means any agreement, undertaking or arrangement by which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the indebtedness, obligation or any other liability of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the shares of any other Person. The amount of any Person's obligation under any Contingent Liability shall (subject to any limitation set forth therein) be deemed to be the outstanding principal amount (or maximum principal amount, if larger) of the debt, obligation or other liability guaranteed thereby.

         "CONTINUATION/CONVERSION NOTICE" means a notice of continuation or conversion and certificate duly executed by an Authorized Officer of the Borrower, substantially in the form of EXHIBIT C hereto.

         "CONTROLLED GROUP" means all members of a controlled group of corporations and all members of a controlled group of trades or businesses (whether or not incorporated) under common control which, together with the Borrower, are treated as a single employer under section 414(b) or 414(c) of the Code or section 4001 of ERISA.

         "DEFAULT" means any Event of Default or any condition, occurrence or event which, after notice or lapse of time or both, would constitute an Event of Default.

         "DISCLOSURE SCHEDULE" means the Disclosure Schedule attached hereto, as it may be amended, supplemented or otherwise modified from time to time by the Borrower with the written consent of the Lender.

         "DOLLAR" and the sign "$" mean lawful money of the United States of America.

         "EFFECTIVE DATE" means the date this Agreement becomes effective pursuant to SECTION 9.8.

         "ELIGIBLE ACCOUNTS" shall mean each Account which, as of the date of determination, (i) does not violate the negative covenants or any other provisions of this Agreement or any other Loan Document, (ii) satisfies the affirmative covenants and other provisions of this Agreement and each other Loan Document, and (iii) satisfies the following additional requirements:

                  (a) The Account is genuine and in all respects what it purports to be and arises from either (i) the performance of services by the Borrower, which services have been fully performed and, if applicable, acknowledged and/or accepted by the Account Debtor with respect thereto or (ii) the sale or lease of goods by the Borrower; and if it arises from the sale or lease of goods, (x) such goods comply with such Account Debtor's specifications (if any) and have been shipped to, or delivered to and accepted by, such Account Debtor and
         (y) the Borrower has possession of, or if requested by the Lender has delivered to the Lender, shipping and delivery receipts evidencing such shipment, delivery and acceptance, and (z) such goods have been shipped or delivered on open account and on an absolute sale basis and not on consignment, on approval or on a sale-or-return basis or subject to any other repurchase or return agreement and no material part of such goods has been returned, repossessed, rejected, lost or damaged;

                  (b) The Account is not evidenced by chattel paper or an instrument (as defined in the Uniform Commercial Code) of any kind;

                  (c) The Account Debtor obligated on such Account is not insolvent or the subject of any bankruptcy or insolvency proceeding of any kind;

                  (d) If the Account is owing from an Account Debtor located outside the United States, either: (i) such Account Debtor has furnished the Borrower with an irrevocable letter of credit which has been issued or confirmed by a financial institution acceptable to the Lender, is in form and substance acceptable to the Lender, has been pledged to the Lender, and is payable in Dollars in an amount not less than the face value of the Account; (ii) such account is insured on terms acceptable to the Lender by Foreign Credit Insurance Corporation, the Export-Import Bank or another insurer acceptable to the Lender; or
         (iii) the Lender is satisfied with the creditworthiness of such foreign Account Debtor;

                  (e) The Account is a valid, legally enforceable obligation of the relevant Account Debtor owing to the Borrower and such Account Debtor has not asserted, nor is the Account subject to, any offset, counterclaim, deduction, contra account or defense denying liability thereunder; provided, however, that if such offset, counterclaim, deduction, contra account or defense exists or has been asserted, such Account shall be ineligible only to the extent of the greater of the actual or asserted amount of such offset, counterclaim, deduction, contra account or defense;

                  (f) The Account is subject to and covered by the Lender's perfected security interest and is not subject to any other Lien or claim;

                  (g) The Account is evidenced by an invoice or other documentation in form acceptable to the Lender;

                  (h) The Account has not remained unpaid for a period exceeding 90 days after the invoice date and not more than 25% of the balance of all Accounts owing from the Account Debtor obligated under such Account has remained unpaid for more than 90 days after the invoice date;

                  (i) If the Account Debtor is located in the State of Minnesota, the Borrower has filed a Notice of Business Activities Report with the Minnesota Commissioner of Revenue (or other relevant governmental authority) for the then current year;

                  (j) If the Account Debtor is located in the State of New Jersey, the Borrower has filed a Notice of Business Activities Report with the New Jersey Division of Taxation (or other relevant governmental authority) for the then current year;

                  (k) If the Account Debtor is located in a jurisdiction (in addition to those specified in CLAUSES (i) and (j) above) with which it is required or advisable for the Borrower to file a business activities report or other similar filing, the Borrower has made such a filing;

                  (l) The Account is not owing from an employee, officer or Affiliate of the Borrower;

                  (m) The Account does not arise out of a contract, order or other arrangement which, by its terms, or by applicable law, forbids, restricts or makes void or unenforceable the assignment by the Borrower to the Lender of the Account arising with respect thereto;

                  (n) The Account arises in the ordinary course of the Borrower's business and does not arise in connection with a container or carrier deposit or charge;

                  (o) The Account Debtor is not the United States of America or any department, agency or instrumentality thereof; and

                  (p)   Each of the warranties and representations set forth in
         SECTION 6.14 of this Agreement has been reaffirmed with respect to such Account at the times the most recent Accounts Report and Borrowing Base Certificate were delivered to the Lender.

At any time, the Lender may expressly elect in writing, in its sole discretion, to treat any Account as an Eligible Account notwithstanding its failure to meet any of the foregoing requirements. An Account which is at any time an Eligible Account, but which subsequently fails to meet any of the foregoing requirements, shall forthwith cease to be an Eligible Account. Further, with respect to any Account, if the Lender at any time or times hereafter shall determine in its discretion that the prospect of payment or performance by the Account Debtor with respect thereto is or will be impaired for any reason whatsoever, then notwithstanding anything to the contrary contained above, such Account shall forthwith cease to be an Eligible Account.

         "ELIGIBLE EQUIPMENT" shall mean each item of equipment (as defined in section 9-109 of the Uniform Commercial Code of the State of Illinois) of the Borrower which, as of the date of determination, (i) does not violate the negative covenants or any other provisions of this Agreement or any other Loan Document, (ii) satisfies the affirmative covenants and other provisions of this Agreement and each other Loan Document, and (iii) satisfies the following additional requirements:

                  (a) Borrower has good and marketable title to such equipment;

                  (b) such equipment is subject to and covered by the Lender's perfected security interest and is not subject to any other Lien or claim;

                  (c) except as permitted under CLAUSE (d) below, such equipment is in the possession and control of Borrower; provided, however, that if it is stored on premises leased by Borrower, the Lender is in possession of a landlord's consent in form acceptable to the Lender duly executed by the owner of such premises;

                  (d) if it is in the possession or control of a bailee or other Person other than Borrower, the Lender is in possession of such agreements, instruments and documents as the Lender may require (each in form and content acceptable to the Lender and duly executed, as appropriate, by the bailee or other Person in possession or control of such equipment, as applicable), in the Lender's name covering such equipment and a bailee's consent or other consent, as applicable;

                  (e)   it is not Inventory;

                  (f) it is not equipment which in any way fails to meet or violates any warranty, representation or covenant contained in this Agreement or any Loan Document relating directly or indirectly to Borrower's equipment; and

                  (g) the Lender has not determined in its sole and absolute discretion that it is unacceptable due to age, type, category, value, quality and/or quantity.

At any time, the Lender may expressly elect in writing, in its sole discretion, to treat any equipment as Eligible Equipment notwithstanding its failure to meet any of the foregoing requirements. Equipment which is at any time Eligible Equipment, but which subsequently fails to meet any of the foregoing requirements, shall forthwith cease to be Eligible Equipment.

         "ELIGIBLE FINISHED GOODS INVENTORY" means Eligible Inventory which has been fully processed by or on behalf of Borrower (less reserves for slow-moving, obsolete or damaged Inventory).

         "ELIGIBLE INVENTORY" means Inventory which, as of the date of determination, (i) does not violate the negative covenants or any other provisions of this Agreement or any other Loan Document, (ii) satisfies the affirmative covenants and other provisions of this Agreement and each other Loan Document, and (iii) satisfies the following requirements:

                  (a) it is owned by the Borrower, is subject to and covered by the Lender's perfected security interest and is not subject to any other assignment, claim or Lien (other than those consented to in writing by the Lender, in its sole and absolute discretion);

                  (b) it is new, unused and saleable, and has not been and is not being reworked or refurbished;

                  (c) except as permitted under CLAUSE (d) below, it is in the possession and control of Borrower; provided, however, that if it is stored on premises leased by Borrower, the Lender is in possession of a landlord's consent in form acceptable to the Lender duly executed by the owner of such premises;

                  (d) if it is in the possession or control of a bailee, warehouseman, processor or other Person other than Borrower the Lender is in possession of such agreements, instruments and documents as the Lender may require (each in form and content acceptable to the Lender and duly executed, as appropriate, by the bailee, warehouseman, processor or other Person in possession or control of such Inventory, as applicable), including warehouse receipts in the Lender's name covering such Inventory and a bailee's consent, processor's consent or landlord's consent, as applicable;

                  (e) it is not Inventory which is dedicated to, identifiable with, or is otherwise specifically to be used in the manufacture of, goods which are to be sold or leased to the United States of America or any department, agency or instrumentality thereof and in respect of which Inventory, the Borrower shall have received any progress or other advance payment;

                  (f) it is not Inventory produced in violation of the Fair Labor Standards Act and subject to the "hot goods" provisions contained in Title 29 U.S.C. [Section]215 or any successor statute or section;

                  (g) it is not "private label" Inventory, or Inventory bearing a servicemark, trademark or name of any Person other than the Borrower, or with respect to which the use by the Borrower is subject to any licensing, patent, royalty, trademark, trade name or copyright agreement with any other Person;

                  (h) it is not (i) packaging or shipping materials, (ii) goods used in connection with maintenance or repair of the Borrower's business, properties or assets or (iii) general supplies;

                  (i) it is not Inventory which in any way fails to meet or violates any warranty, representation or covenant contained in this Agreement or any Loan Document relating directly or indirectly to Borrower's Inventory; and

                  (j) the Lender has not determined in its sole and absolute discretion that it is unacceptable due to age, type, value, category, quality and/or quantity.

At any time, the Lender may expressly elect in writing, in its sole discretion, to treat any Inventory as Eligible Inventory notwithstanding its failure to meet any of the foregoing requirements. Inventory of Borrower which is at any time Eligible Inventory but which subsequently fails to meet any of the foregoing requirements shall forthwith cease to be Eligible Inventory.

         "ELIGIBLE PLEDGED SECURITIES" shall mean each security (as defined in section 8-102 of the Uniform Commercial Code of the State of Illinois) which, as of the date of determination, (i) does not violate the negative covenants or any other provisions of this Agreement or any other Loan Document, (ii) satisfies the affirmative covenants and other provisions of this Agreement and each other Loan Document, and (iii) satisfies the following additional requirements:

                  (a)   Borrower has good and marketable title to such security;

                  (b) such security is pledged to the Lender in accordance with SECTION 5.1.5, is subject to and covered by the Lender's perfected lien and security interest, and is not subject to any other Lien or claim;

                  (c)   such security is readily marketable;

                  (d) it does not in any way fails to meet or violates any warranty, representation or covenant contained in this Agreement or any Loan Document relating directly or indirectly to securities owned by the Borrower; and

                  (e) the Lender has determined in its sole and absolute discretion that it is not unacceptable due to type, category, marketability, value, tenor, quality and/or other factors.

At any time, the Lender may expressly elect in writing, in its sole discretion, to treat any security as an Eligible Pledged Security notwithstanding its failure to meet any of the foregoing requirements. A security which is at any time an Eligible Pledged Security, but which subsequently fails to meet any of the foregoing requirements, shall forthwith cease to be an Eligible Pledged Security.

         "ELIGIBLE RAW MATERIALS INVENTORY" means Eligible Inventory consisting of aluminum blanks and aluminum substrates which have not been processed by or on behalf of the Borrower.

         "ELIGIBLE REAL ESTATE" shall mean the real property (including improvements) located at 1401 Interstate Drive, Champaign, Illinois 61821, in so far as it, as of the date of determination, (i) does not violate the negative covenants or any other provisions of this Agreement or any other Loan Document,
(ii) satisfies the affirmative covenants and other provisions of this Agreement and each other Loan Document, and (iii) satisfies the following requirements:

                  (a) Borrower has good and marketable fee simple title to such real property;

                  (b) such real property is mortgaged to the Lender in accordance with SECTION 5.1.7, is subject to and covered by the Lender's perfected security interest, and is not subject to any other Lien or claim;

                  (c) it does not in any way fails to meet or violates any warranty, representation or covenant contained in this Agreement or any Loan Document relating directly or indirectly to real property owned by the Borrower;

                  (d) the Lender has determined in its sole and absolute discretion that it is not unacceptable due to type, category, value, quality and/or other factors; and

                  (e) such real property does not include construction in progress. At any time, the Lender may expressly elect in writing, in its sole discretion, to treat any real property as Eligible Real Property notwithstanding its failure to meet any of the foregoing requirements. A security which is at any time Eligible Real Property, but which subsequently fails to meet any of the foregoing requirements, shall forthwith cease to be Eligible Real Property.

         "ENVIRONMENTAL LAWS" means all applicable federal, state or local statutes, laws, ordinances codes, rules, regulations and guidelines (including consent decrees and administrative orders) relating to public health and safety and protection of the environment.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute of similar import, together with the regulations thereunder, in each case as in effect from time to time. References to sections of ERISA also refer to any successor sections.

         "EVENT OF DEFAULT" is defined in SECTION 8.1.

         "EXTENSION OF CREDIT" means the funding of a Borrowing or issuance of a Letter of Credit, as the case may be.

         "FISCAL QUARTER" means any quarter of a Fiscal Year.

         "FISCAL YEAR" means any period of twelve consecutive calendar months ending on December 31; references to a Fiscal Year with a number corresponding to any calendar year (E.G. the 1995 Fiscal Year") refer to the Fiscal Year ending on the December 31 occurring during such calendar year.

         "F.R.S. BOARD" means the Board of Governors of the Federal Reserve System or any successor thereto.

         "GAAP" is defined in SECTION 1.4.

         "HAZARDOUS MATERIAL" means:

                  (a)   any "hazardous substance", as defined by CERCLA;

                  (b) any "hazardous waste", as defined by the Resource Conservation and Recovery Act, as amended;

                  (c)   any petroleum product; or

                  (d) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material or substance within the meaning of any other applicable federal, state or local law, regulation, ordinance or requirement (including consent decrees and administrative orders) relating to or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste, substance or material, all as amended or hereafter amended.

         "HEDGING OBLIGATIONS" means, with respect to any Person, all liabilities of such Person under interest rate swap agreements, interest rate cap agreements and interest rate collar agreements, and all other agreements or arrangements designed to protect such Person against fluctuations in interest rates or currency exchange rates.

         "HEREIN", "HEREOF", "HERETO", "HEREUNDER" and similar terms contained in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document, as the case may be, as a whole and not to any particular SECTION, paragraph or provision of this Agreement or such other Loan Document.

         "INCLUDING" means (whether or not so specified) including without limiting the generality of any description preceding such term, and, for purposes of this Agreement and each other Loan Document, the parties hereto agree that the rule of EJUSDEM QENERIS shall not be applicable to limit a general statement, is followed by or referable to an enumeration of specific matters, to matters similar to the matters specifically mentioned.

         "INDEBTEDNESS" of any Person means, without duplication:

                  (a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments;

                  (b) all obligations, contingent or otherwise, relative to the face amount of all letters of credit, whether or not drawn, and banker's acceptances issued for the account of such Person;

                  (c) all obligations of such Person as lessee under leases which have been or should be, in accordance with GAAP, recorded as Capitalized Lease Liabilities;

                  (d) all other items which, in accordance with GAAP, would be included as liabilities on the liability side of the balance sheet of such Person as of the date at which Indebtedness is to be determined;

                  (e) net liabilities of such Person under all Hedging Obligations;

                  (f) whether or not so included as liabilities in accordance with GAAP, all obligations of such Person to pay the deferred purchase price of property or services, and indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse; and

                  (g) all Contingent Liabilities of such Person in respect of any of the foregoing.

For all purposes of this Agreement, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture in which such Person is a general partner or a joint venturer.

         "INDEMNIFIED LIABILITIES" is defined in SECTION 9.4.

         "INDEMNIFIED PARTIES" is defined in SECTION 9.4.

         "INTEREST COVERAGE RATIO" means, with respect to any period, the ratio of (i) the Cash Flow to (ii) Interest Expense for such period.

         "INTEREST EXPENSE" means, with respect to any period, the consolidated interest expense of the Borrower and its Subsidiaries for such period, and all commissions, discounts, fees and charges incurred in connection with Indebtedness, net Hedging Obligations of such Person and that portion of Capitalized Lease Liabilities of such Person allocable to interest in accordance with GAAP.

         "INTEREST PERIOD" means, relative to any LIBOR Loans, the period beginning on (and including) the date on which such LIBOR Loan is made or continued as, or converted into, a LIBOR Loan pursuant to SECTION 2.2 or 2.3 and shall end on (but exclude) the day which numerically corresponds to such date one, two, three or six) months thereafter (or, if such month has no numerically corresponding day, on the last Business Day of such month), in either case as the Borrower may select in its relevant notice pursuant to SECTION 2.2 or 2.3; provided, however, that:

                  (a) the Borrower shall not be permitted to select Interest Periods to be in effect at any one time which have expiration dates occurring on more than five different dates;

                  (b) Interest Periods commencing on the same date for Revolving Loans comprising part of the same Borrowing shall be of the same duration;

                  (c) if such Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next following Business Day (unless, if such Interest Period applies to LIBOR Loans, such next following Business Day is the first Business Day of a calendar month, in which case such Interest Period shall end on the Business Day next preceding such numerically corresponding day); and

                  (d) no Interest Period may end later than the date set forth in clause (a) of the definition of "Revolving Loan Commitment Termination Date".

         "INVENTORY" shall mean any and all goods, merchandise and other personal property, including goods in transit, wheresoever located and whether now owned or hereafter acquired by the Borrower which is or may at any time be held for sale or lease, furnished under any contract of service or held as raw materials, work in process, supplies or materials used or consumed in the Borrower's business, and all such property the sale or other disposition of which has given rise to Accounts and which has been returned to or repossessed or stopped in transit by the Borrower.

         "INVENTORY REPORT" means a report delivered to the Lender by the Borrower, as required by SECTION 7.3 of this Agreement, in form and substance satisfactory to the Lender, giving detailed information regarding Inventory and Eligible Inventory by categories.

         "INVESTMENT" means, relative to any Person:

                  (a) any loan or advance made by such Person to any other Person (excluding commission, travel and similar advances to officers and employees made in the ordinary course of business);

                  (b)   any Contingent Liability of such Person; and

                  (c) any ownership or similar interest held by such Person in any other Person.

The amount of any Investment shall be the original principal or capital amount thereof less all returns of principal or equity thereon (and without adjustment by reason of the financial condition of such other Person) and shall, if made by the transfer or exchange of property other than cash, be deemed to have been made in an original principal or capital amount equal to the fair market value of such property.

         "LENDER" is defined in the preamble.

         "LETTER OF CREDIT" is defined in SECTION 2.4.

         "LETTER OF CREDIT APPLICATION" is defined in SECTION 2.4.

         "LETTER OF CREDIT OBLIGATIONS" means, as of the date of any determination, the maximum aggregate amount then available to be drawn under all Letters of Credit outstanding with respect to which the Borrower has a reimbursement obligation.

         "LIBOR LOAN" means a Revolving Loan bearing interest, at all times during an Interest Period applicable to such Revolving Loan, at a fixed rate of interest determined by reference to the LIBOR Rate (Reserve Adjusted).

         "LIBOR RATE" means, relative to any Interest Period for LIBOR Loans, the rate of interest equal to the average (rounded upwards, if necessary, to the nearest 1/16 of 1%) of the rates per annum at which Dollar deposits in immediately available funds are offered to the Lender in the interbank market at approximately 11:00 a.m., London time, two Business Days prior to the beginning of such Interest Period for delivery on the first day of such Interest Period, and in an amount approximately equal to the amount of the Lender's LIBOR Loan and for a period approximately equal to such Interest Period.

         "LIBOR RATE (RESERVE ADJUSTED)" means, relative to any Revolving Loan to be made, continued or maintained as, or converted into, a LIBOR Loan for any Interest Period, a rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) determined pursuant to the following formula:

             LIBOR Rate              =              LIBOR Rate
         (Reserve Adjusted)                      -----------------
                                          1.00 - LIBOR Reserve Percentage

         The LIBOR Rate (Reserve Adjusted) for any Interest Period for LIBOR Loans will be determined by the Lender on the basis of the LIBOR Reserve Percentage in effect two Business Days before the first day of such Interest Period.

         "LIBOR RESERVE PERCENTAGE" means, relative to any Interest Period for LIBOR Loans, the reserve percentage (expressed as a decimal) equal to the maximum aggregate reserve requirements (including all basic, emergency, supplemental, marginal and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements) specified under regulations issued from time to time by the F.R.S. Board and then applicable to assets or liabilities consisting of and including "Eurocurrency Liabilities", as defined in Regulation D (or any successor regulation) of the F.R.S. Board, having a term approximately equal or comparable to such Interest Period. All LIBOR Loans shall be deemed to constitute Eurocurrency Liabilities and as such shall be deemed subject to such reserve requirements. LIBOR Reserve Percentages shall be adjusted automatically on and as of the effective date of any change in such reserve requirements.

         "LIEN" means any security interest, mortgage, pledge, hypothecation, assignment, deposit arrangement, claim, encumbrance, lien (statutory or otherwise), charge against or interest in property to secure payment of a debt or performance of an obligation or other priority or preferential arrangement of any kind or nature whatsoever.

         "LOAN DOCUMENT" means this Agreement, the Note, the other Security Documents, and any and all other documents and instruments delivered from time to time in connection with any of the foregoing, including any Letters of Credit and applications therefor.

         "MARGIN VALUE" means the percentage of the fair market value of each security (as defined in section 8-102 of the Uniform Commercial Code of the State of Illinois), as of any date, which the Lender takes into account based upon the type and tenor of such security, for purposes of calculating the Borrowing Base, all as determined by the Lender in its sole and absolute discretion.

         "MONTHLY PAYMENT DATE" means the last day of each calendar month or, if any such day is not a Business Day, the next succeeding Business Day.

         "MORTGAGE" means the mortgage executed and delivered pursuant to
SECTION 5.1.7, substantially in the form of EXHIBIT E hereto, as amended, supplemented, restated or otherwise modified from time to time.

         "NET INCOME" means, with respect any period, all amounts which would be included as net earnings on the consolidated statements of earnings of the Borrower and its Subsidiaries for such period; provided, however, that in any event (a) no such amounts shall include any gain or loss arising from the sale or disposition of any assets, other than (i) Inventory sold in the ordinary course of business or (ii) any gain or loss arising from the sale or disposition of obsolete non-current assets in the ordinary course of business not to exceed in the aggregate $100,000 in any Fiscal Year, or gain from the write-up of assets or any other extraordinary gains, and (b) no such amounts determined with respect to any such Subsidiary shall be included for any such period during which it was not at all times a Subsidiary of the Borrower, except that amounts actually received by the Borrower from any such Subsidiary may be included for the period during which such amount is actually received.

         "NOTE" means a promissory note of the Borrower payable to the Lender, in the form of EXHIBIT F hereto (as such promissory note may be amended, supplemented or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to the Lender resulting from outstanding Revolving Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

          "OBLIGATIONS" means all Indebtedness, liabilities and obligations (monetary or otherwise) of the Borrower to the Lender, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing or due or to become due, including the Borrower's obligations and liabilities to the Lender under the Loan Documents.

         "OBLIGOR" means the Borrower or any other Person (other than the Lender) now or hereafter obligated under any Loan Document.

         "PARTICIPANT" is defined in SECTION 9.11.

         "PBGC" means the Pension Benefit Guaranty Corporation and any entity succeeding to any or all of its functions under ERISA.

         "PENSION PLAN" means a "pension plan", as such term is defined in section 3(2) of ERISA, which is subject to Title IV of ERISA (other than a multiemployer plan as defined in section 4001(a)(3) of ERISA), and to which the Borrower or any corporation, trade or business that is, along with the Borrower, a member of a Controlled Group, may have liability, including any liability by reason of having been a substantial employer within the meaning of section 4063 of ERISA at any time during the preceding five years, or by reason of being deemed to be a contributing sponsor under section 4069 of ERISA.

         "PERMITTED ACQUISITION" means the acquisition by the Borrower or any of its Subsidiaries, upon at least thirty (30) days' prior written notice to the Lender, of all or substantially all of the assets of any other Person (or any division(s) thereof) or the capital stock of other equity securities of any other Person in any transaction or series of related transactions, provided, that:

                  (a) both immediately before and after giving effect to the consummation of such acquisition no Default shall have occurred and be continuing;

                  (b) (i) such assets shall be located in the continental United States, or (ii) in the case of an acquisition of securities, the Person to be acquired (and its Subsidiaries, if any) shall be located in, and organized under the laws of, any of the States in the continental United States;

                  (c) such assets or securities, as the case may be, shall be acquired and owned solely by the Borrower (unless the Lender shall otherwise consent, in its sole discretion);

                  (d) if such acquisition is financed in whole or in part, directly or indirectly, with any Revolving Loans or Letters of Credit, the sum of (i) the aggregate principal amount of such Revolving Loans plus (ii) the aggregate amount of Letter of Credit Obligations attributable to such Letters of Credit shall not exceed 50% of the total amount then otherwise available hereunder for Borrowing under the Revolving Loan Commitment at any time;

                  (e) upon the consummation of such acquisition, such assets or securities (and, in the discretion of the Lender, the assets underlying such securities), as the case may be, shall be subject to and covered by the Lender's perfected lien and security interest (on terms acceptable to the Lender) and shall not be subject to any other Lien or claim, except as otherwise permitted under SECTION 7.2.3; and

                  (f) the Borrower shall have provided to the Lender all information and documentation concerning such acquisition, the parties thereto and their respective businesses and assets as the Lender shall request, including financial statements and information, at least 30 days prior to the closing of such acquisition.

         "PERSON" means any natural person, corporation, partnership, limited liability company, firm, association, government, governmental agency or any other entity, whether acting in an individual, fiduciary or other capacity.

         "PLAN" means any Pension Plan or Welfare Plan.

         "PLEDGE AGREEMENT" means the Pledge Agreement executed and delivered pursuant to SECTION 5.1.5 substantially in the form of EXHIBIT G hereto, as amended, supplemented, restated or otherwise modified from time to time.

         "PRIME RATE" means, on any date and with respect to all Prime Rate Loans, a fluctuating rate of interest per annum equal to the rate of interest most recently established by the Lender as its prime rate in Chicago, Illinois. The Prime Rate is not necessarily intended to be the lowest rate of interest determined by the Lender in connection with extensions of credit. Changes in the rate of interest on that portion of any Revolving Loans maintained as Prime Rate Loans shall take effect simultaneously with each change in the Prime Rate.

         "PRIME RATE LOAN" means a Revolving Loan bearing interest at a fluctuating rate equal to the Prime Rate.

         "QUARTERLY PAYMENT DATE" means the last day of each March, June, September, and December or, if any such day is not a Business Day, the next succeeding Business Day.

         "RELEASE" means a "release", as such term is defined in CERCLA.

         "RESOURCE CONSERVATION AND RECOVERY ACT" means the Resource Conservation and Recovery Act, 42 U.S.C. SECTION 690, ET SEQ., as in effect from time to time.

         "REVOLVING LOAN" is defined in SECTION 2.1.

         "REVOLVING LOAN COMMITMENT" means the Lender's obligation to make Revolving Loans pursuant to SECTION 2.1.1.

         "REVOLVING LOAN COMMITMENT AMOUNT" means, on any date, the lesser of
(i) $15,000,000 or (ii) the Borrowing Base on such date.

         "REVOLVING LOAN COMMITMENT TERMINATION DATE" means the earliest of:

                  (a) the third anniversary of the date of this Agreement (or any extension thereof to which the Lender may at its sole option agree in writing, it being recited and acknowledged for the avoidance of doubt that the Lender has no commitment or obligation to so agree); and

                  (b) the date on which any Commitment Termination Event occurs.

On the Revolving Loan Commitment Termination Date, the Revolving Loan Commitment shall terminate automatically and without any notice or action.

         "SECURITY AGREEMENT" means the Security Agreement executed and delivered pursuant to SECTION 5.1.6, substantially in the form of EXHIBIT H hereto, as amended, supplemented, restated or otherwise modified from time to time.

         "SECURITY DOCUMENTS" means the Security Agreement, the Pledge Agreement, the Mortgage, the Assignment of Rents and Leases, all financing statements and other instruments filed or recorded in connection with any of the foregoing, and any other agreements or instruments securing the payment and satisfaction of the Obligations or any of them.

         "STATED MATURITY DATE" means the third anniversary of the date of this Agreement.

         "SUBORDINATED DEBT" means all unsecured Indebtedness of the Borrower for money borrowed which is subordinated, upon terms satisfactory to the Lender, in right of payment to the payment in full of all Obligations.

         "SUBSIDIARY" means, with respect to any Person, any corporation or other entity of which more than 50% of the outstanding capital stock or other securities having ordinary voting power to elect a majority of the board of directors or other governing body of such entity (irrespective of whether at the time securities of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned by such Person, by such Person and one or more other Subsidiaries of such Person, or by one or more other Subsidiaries of such Person.

         "TANGIBLE NET WORTH" means the total stockholders' equity of the Borrower and its Subsidiaries on a consolidated basis (including preferred stock, but excluding treasury stock), after subtracting therefrom the aggregate amount of any intangible assets of the Borrower and its Subsidiaries, including goodwill, deposits, prepaid expenses, franchises, licenses, patents, trademarks, trade names, copyrights, service marks and brand names, and Accounts, notes, obligations and other receivables owing from Affiliates, officers or employees of the Borrower or its Subsidiaries.

         "TAXES" is defined in SECTION 4.6.

         "TOTAL LIABILITIES" means the outstanding amount of all Indebtedness of the Borrower and its Subsidiaries of the nature required to be included as liabilities on a balance sheet in accordance with GAAP.

         "TOTAL LIABILITIES TO TANGIBLE NET WORTH RATIO" means the ratio of (a) Total Liabilities (exclusive of Subordinated Debt) to (b) Tangible Net Worth.

         "TYPE" means, relative to any Loan, the portion thereof, if any, being maintained as a Prime Rate Loan or a LIBOR Loan.

         "UNITED STATES" or "U.S." means the United States of America, its fifty States and the District of Columbia.

         "WELFARE PLAN" means a "welfare plan", as such term is defined in section 3(l) of ERISA.

         SECTION 1.2. USE OF DEFINED TERMS. Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in this Agreement shall have such meanings when used in the Disclosure Schedule and in the Note, each Borrowing Request, Continuation/Conversion Notice, Loan Document, notice and other communication delivered from time to time in connection with this Agreement or any other Loan Document.

         SECTION 1.3. CROSS-REFERENCES. Unless otherwise specified, references in this Agreement and in each other Loan Document to any Article or Section are references to such Article or Section of this Agreement or such other Loan Document, as the case may be, and, unless otherwise specified, references in any Article, Section or definition to any clause are references to such clause of such Article, Section or definition.

         SECTION 1.4. ACCOUNTING AND FINANCIAL DETERMINATIONS. Unless otherwise specified, all accounting terms used herein or in any other Loan Document shall be interpreted, all accounting determinations and computations hereunder or thereunder (including under Section 7.2.4) shall be made, and all financial statements required to be delivered hereunder or thereunder shall be prepared in accordance with, those generally accepted accounting principles ("GAAP") applied in the preparation of the financial statements referred to in
SECTION 6.5.

                                 ARTICLE II

                  REVOLVING LOAN COMMITMENT, BORROWING AND
                    LETTER OF CREDIT PROCEDURES AND NOTE

        SECTION 2.1. COMMITMENT. On the terms and subject to the conditions of this Agreement (including Article V), the Lender agrees to make revolving loans to the Borrower ("REVOLVING LOANS") in accordance with this SECTION 2.1.

        SECTION 2.1.1. REVOLVING LOAN COMMITMENT. From time to time on any Business Day occurring prior to the Revolving Loan Commitment Termination Date, the Lender will make Revolving Loans to the Borrower equal to the aggregate amount of the Borrowing requested by the Borrower to be made on such day. On the terms and subject to the conditions hereof, the Borrower may from time to time borrow, prepay and reborrow Revolving Loans.

        SECTION 2.1.2. LENDER NOT REQUIRED TO MAKE EXCESS REVOLVING LOANS. The Lender shall not be required to make any Extension of Credit if, immediately before or after giving effect thereto, the sum of (i) the aggregate outstanding principal amount of all Revolving Loans plus (ii) the aggregate outstanding amount of all Letter of Credit Obligations exceeds, or would exceed, the Revolving Loan Commitment Amount.

        SECTION 2.1.3. LENDER'S OPTIONAL ADVANCE. The Lender shall be permitted, in its sole discretion, at any time and from time to time to pay on behalf of the Borrower any Obligations then due and such amount paid shall be deemed to be a Revolving Loan made to the Borrower on the date of such payment.

        SECTION 2.2. BORROWING PROCEDURE. By delivering a Borrowing Request to the Lender on or before 12:00 noon, Chicago time, on a Business Day, the Borrower may from time to time irrevocably request that a Borrowing be made in a minimum amount of $50,000 and an integral multiple of $50,000, or in the unused amount of the Revolving Loan Commitment. On the terms and subject to the conditions of this Agreement, each Borrowing shall be comprised of the type of Revolving Loans, and shall be made on the Business Day (not less than three nor more than five Business Days' prior to funding, in the case of LIBOR Loans), specified in such Borrowing Request (or such later Business Day as the Lender shall determine to be practicable), and the Lender shall make funds in an amount equal to such requested Borrowing available to the Borrower by direct deposit to the account(s) of the Borrower maintained with the Lender specified in its Borrowing Request.

        SECTION 2.3. CONTINUATION AND CONVERSION ELECTIONS. By delivering a Continuation/Conversion Notice to the Lender on or before 12:00 noon, Chicago time, on a Business Day, the Borrower may from time to time irrevocably elect, on not less than three nor more than five Business Days' notice that all, or any portion in an aggregate minimum amount of $50,000 and an integral multiple of $50,000 of any Revolving Loans be, in the case of Prime Rate Loans, converted into LIBOR Loans or, in the case of LIBOR Loans, be converted into a Prime Rate Loan or continued as a LIBOR Loan (in the absence of delivery of a Continuation/Conversion Notice with respect to any LIBOR Loan at least three Business Days before the last day of the then current Interest Period with respect thereto, such LIBOR Loan shall, on such last day automatically convert to a Prime Rate Loan); provided, however, that no portion of the outstanding principal amount of any Revolving Loans may be continued as, or be converted into, LIBOR Loans when any Default or Event of Default has occurred and is continuing. Absent an effective election of the Borrower to the contrary, each Revolving Loan shall be deemed to constitute a Prime Rate Loan. The Borrower shall not have more than three LIBOR Loans outstanding at any time.

         SECTION 2.4.    Letters of Credit.
                         -----------------

               (a) Subject to the terms and conditions hereof, the Revolving Loan Commitment may be availed of in the form of standby and commercial letters of credit issued by the Lender for the account of the Borrower ("LETTERS OF CREDIT"), provided that the Lender shall not be required to issue any Letter of Credit if, immediately before or after giving effect thereto, the sum of (i) the aggregate outstanding principal amount of all Revolving Loans plus (ii) the outstanding amount of all Letter of Credit Obligations exceeds, or would exceed, the Revolving Loan Commitment Amount, and the aggregate outstanding amount of all Letter of Credit Obligations shall in no event exceed $3,000,000 at any time.

               (b) Each Letter of Credit issued hereunder shall expire by its terms not later than the Stated Maturity Date.

               (c) Each Letter of Credit shall be payable in Dollars, shall conform to the general terms and requirements of the Lender for the issuance of commercial or standby letters of credit (as appropriate) as to form and substance and shall be a letter of credit which the Lender may lawfully issue.

               (d) At the time the Borrower requests each Letter of Credit to be issued (or prior to the first issuance of a Letter of Credit, in the case of a continuing application), the Borrower shall execute and deliver to the Lender an application for such Letter of Credit in the form prescribed by the Lender for a letter of credit of the type requested, together with such related documentation as the Lender shall require (such request, application and related documentation, collectively, a "LETTER OF CREDIT APPLICATION"). The amount that the Borrower is obligated to reimburse the Lender for each drawing accepted and paid by the Lender under any Letter of Credit shall be deemed to be a Revolving Loan for all purposes made on the date of such drawing in a principal amount equal to the amount of such reimbursement obligation, shall accrue interest from the date of such drawing as if it were a Revolving Loan and, for purposes of interest rate elections hereunder, shall constitute a single Borrowing.

         SECTION 2.5. FUNDING. The Lender may, if it so elects, fulfill its obligation to make, continue or convert LIBOR Loans hereunder by causing one of its foreign branches or Affiliates (or an international banking facility created by the Lender) to make or maintain such LIBOR Loan; provided, however, that such LIBOR Loan shall nonetheless be deemed to have been made and to be held by the Lender, and the obligation of the Borrower to repay such LIBOR Loan shall nevertheless be to the Lender for the account of such foreign branch, Affiliate or international banking facility. In addition, the Borrower hereby consents and agrees that, for purposes of any determination to be made for purposes of SECTIONS 4.1, 4.2, 4.3 or 4.4, it shall be conclusively assumed that the Lender elected to fund all LIBOR Loans by purchasing, as the case may be, Dollar deposits in the interbank Eurodollar market.

         SECTION 2.6. NOTE. The Lender's Revolving Loans under the Revolving Loan Commitment shall be evidenced by the Note payable to the order of the Lender in a maximum principal amount equal to the original Revolving Loan Commitment Amount. The Borrower hereby irrevocably authorizes the Lender to make (or cause to be made) appropriate notations on its books and records, which notations, if made, shall evidence, INTER ALIA, the date of, the outstanding principal of, and the interest rate and Interest Period applicable to the Revolving Loans evidenced thereby. Such notations shall be conclusive and binding on the Borrower absent manifest error; provided, however, that the failure of the Lender to make any such notations shall not limit or otherwise affect any obligations of the Borrower.


                                 ARTICLE III

                 REPAYMENTS, PREPAYMENTS, INTEREST AND FEES

         SECTION 3.1. REPAYMENTS AND PREPAYMENTS. The Borrower shall repay in full the unpaid principal amount of the Revolving Loans upon the Stated Maturity Date. Prior thereto, the Borrower:

         (a) may, from time to time on any Business Day, make a voluntary prepayment, in whole or in part, of the outstanding principal amount of any Revolving Loans; provided, however, that:

               (i) no such prepayment of any LIBOR Loan may be made on any day other than the last day of the Interest Period for such Revolving Loan;

               (ii) all such voluntary prepayments shall be made with at least three but no more than five Business Days' prior written notice to the Lender; and

               (iii) all such voluntary partial prepayments shall be in an aggregate minimum amount of $50,000 and an integral multiple of $50,000;

         (b) shall, on any date when the sum of (i) aggregate outstanding principal amount of the Revolving Loans plus (ii) the outstanding amount of all Letter of Credit Obligations exceeds the Revolving Loan Commitment Amount on such date, make a mandatory payment to the Lender equal to such excess (which payment shall be applied first as a prepayment of all Revolving Loans and second to Letter of Credit Obligations); and

         (c) shall, immediately upon any acceleration of the Stated Maturity Date pursuant to SECTION 8.2 or SECTION 8.3, repay all Revolving Loans and pay to the Lender an amount equal to all Letter of Credit Obligations then outstanding, unless, pursuant to SECTION 8.3, only a portion of all Revolving Loans and/or Letter of Credit Obligations is so accelerated, in which case the Borrower shall immediately pay to the Lender an amount equal to such portion.

Without limitation to the provisions of SECTION 3.2.2, each prepayment of any Revolving Loans and Letter of Credit Obligations made pursuant to this SECTION shall be without premium or penalty, except as may be required by SECTION 4.4. No voluntary prepayment of principal of any Revolving Loans shall cause a reduction in the Revolving Loan Commitment Amount.

         SECTION 3.2. INTEREST PROVISIONS. Interest on the outstanding principal amount of Revolving Loans shall accrue and be payable in accordance with this SECTION 3.2.

         SECTION 3.2.1. RATES. All Revolving Loans shall constitute, and accrue interest as, either Prime Rate Loans or LIBOR Loans. Pursuant to an appropriately delivered Borrowing Request or Continuation/Conversion Notice, the Borrower may elect that Revolving Loans comprising a Borrowing accrue interest at a rate per annum:

               (a) on that portion maintained from time to time as a Prime Rate Loan, equal to the sum of the Prime Rate from time to time in effect; and

               (b) on that portion maintained as a LIBOR Loan, during each Interest Period applicable thereto, equal to the sum of the LIBOR Rate (Reserve Adjusted) for such Interest Period plus a margin of 1.85%.


         All LIBOR Loans shall bear interest from and including the first day of the applicable Interest Period to (but not including) the last day of such Interest Period at the interest rate determined as applicable to such LIBOR Loan. Absent an effective election of the Borrower to the contrary, each Revolving Loan shall be deemed to constitute a Prime Rate Loan.

         SECTION 3.2.2. POST-MATURITY RATES. After the date any principal amount of any Prime Rate Loan or LIBOR Loan is due and payable (whether on the Stated Maturity Date, upon acceleration or otherwise), or after any other monetary Obligation of the Borrower shall have become due and payable, the Borrower shall pay, but only to the extent permitted by applicable law, interest (after as well as before judgment) on such amounts at a rate per annum equal to the Prime Rate plus a margin of 3%.

         SECTION 3.2.3. PAYMENT DATES. Interest accrued on each Revolving Loan shall be payable, without duplication:

               (a)   on the Stated Maturity Date therefor;

               (b) on the date of any payment or prepayment, in whole or in part, of principal outstanding on such Revolving Loan;

               (c) with respect to Prime Rate Loans, on each Quarterly Payment Date occurring after the date of the initial Borrowing hereunder;

               (d) with respect to LIBOR Loans, the last day of each applicable Interest Period (and, in the case of Interest Periods of 6 months, on the 90th day of such Interest Period);

               (e) with respect to any Prime Rate Loans converted into LIBOR Loans on a day when interest would not otherwise have been payable pursuant to CLAUSE (C), on the date of such conversion; and

               (f) on that portion of any Revolving Loans the Stated Maturity Date of which is accelerated pursuant to SECTION 8.2 or SECTION 8.3, immediately upon such acceleration.

Interest accrued on Revolving Loans or other monetary Obligations arising under this Agreement or any other Loan Document after the date such amount is due and payable (whether on the Stated Maturity Date, upon acceleration or otherwise) shall be payable upon demand.

         SECTION 3.3. FEES. The Borrower agrees to pay the fees set forth in this SECTION 3.3. All such fees shall be non-refundable.

         SECTION 3.3.1. COMMITMENT FEE. The Borrower agrees to pay to the Lender, for the period (including any portion thereof when the Revolving Loan Commitment is suspended by reason of the Borrower's inability to satisfy any condition of ARTICLE V) commencing on the Effective Date and continuing through the Revolving Loan Commitment Termination Date, a commitment fee at a rate per annum equal to .25% of the sum of the average daily unused portion of the Revolving Loan Commitment Amount (as it may be permanently reduced at any time and from time to time by the Lender for any reason). Such commitment fees shall be payable by the Borrower in arrears on each Quarterly Payment Date, commencing with the first such day following the Effective Date, and on the Revolving Loan Commitment Termination Date.

         SECTION 3.3.2. FACILITY FEE. The Borrower agrees to pay to the Lender a facility fee in an amount equal to .25% of the Revolving Loan Commitment Amount (without regard to any reduction thereto), payable on the Effective Date.

         SECTION 3.3.3. LETTER OF CREDIT FEES. The Borrower agrees to pay to the Lender a letter of credit fee with respect to each standby Letter of Credit issued and outstanding at a rate per annum equal to 1% of the face amount thereof (as the face amount may be reduced from time to time under the terms thereof), payable in full by the Borrower at the time of issuance of such Letter of Credit, plus such other fees and charges with respect to standby Letters of Credit issued as are published by the Lender from time to time. The Borrower further agrees to pay to the Lender such fees and charges with respect to import and commercial Letters of Credit issued as are published by the Lender from time to time.


                                 ARTICLE IV

                   CERTAIN LIBOR RATE AND OTHER PROVISIONS

         SECTION 4.1. LIBOR RATE LENDING UNLAWFUL. If the Lender shall determine (which determination shall, upon notice thereof to the Borrower, be conclusive and binding on the Borrower) that the introduction of or any change in or in the interpretation of any law makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for the Lender to make, continue or maintain any Revolving Loan as, or to convert any Revolving Loan into, a LIBOR Loan of a certain type, the obligations of the Lender to make, continue, maintain or convert any such Revolving Loans shall, upon such determination, forthwith be suspended until the Lender shall notify the Borrower that the circumstances causing such suspension no longer exist, and all LIBOR Loans of such type shall automatically convert into Prime Rate Loans at the end of the then current Interest Periods with respect thereto or sooner, if required by such law or assertion.

         SECTION 4.2. DEPOSITS UNAVAILABLE. If the Lender shall have determined that:

               (a) Dollar deposits in the relevant amount and for the relevant Interest Period are not available to the Lender in its relevant market; or

               (b) by reason of circumstances affecting the Lender's relevant market, adequate means do not exist for ascertaining the interest rate applicable hereunder to LIBOR Loans;

then, upon notice from the Lender to the Borrower, the obligations of the Lender under Article II to make or continue any Revolving Loans as, or to convert any Revolving Loans into, LIBOR Loans shall forthwith be suspended until the Lender shall notify the Borrower that the circumstances causing such suspension no longer exist.

         SECTION 4.3. INCREASED LIBOR LOAN COSTS, ETC. The Borrower agrees to reimburse the Lender for any increase in the cost to the Lender of, or any reduction in the amount of any sum receivable by the Lender in respect of, making, continuing or maintaining (or of its obligation to make, continue or maintain) any Revolving Loans as, or of converting (or of its obligation to convert) any Revolving Loans into, LIBOR Loans. The Lender shall promptly notify the Borrower in writing of the occurrence of any such event, such notice to state, in reasonable detail, the reasons therefor and the additional amount required fully to compensate the Lender for such increased cost or reduced amount. Such additional amounts shall be payable by the Borrower to the Lender within five days of its receipt of such notice, and such notice shall, in the absence of manifest error, be conclusive and binding on the Borrower.

         SECTION 4.4. FUNDING LOSSES. In the event the Lender shall incur any loss or expense (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by the Lender to make, continue or maintain any portion of the principal amount of any Revolving Loan as, or to convert any portion of the principal amount of any Revolving Loan into, a LIBOR Loan) as a result of:

               (a) any conversion, repayment or prepayment of the principal amount of any LIBOR Loans on a date other than the scheduled last day of the Interest Period applicable thereto, whether pursuant to SECTION
         3.1 or otherwise;

               (b) any Revolving Loans not being made as LIBOR Loans in accordance with the Borrowing Request therefor; or

               (c) any Revolving Loans not being continued as, or converted into, LIBOR Loans in accordance with the Continuation/Conversion Notice therefor;

then, upon the written notice of the Lender to the Borrower, the Borrower shall, within five days of its receipt thereof, pay to the Lender such amount as will (in the reasonable determination of the Lender) reimburse the Lender for such loss or expense. Such written notice (which shall include calculations in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on the Borrower.

         SECTION 4.5. INCREASED CAPITAL COSTS. If any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in of, any law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any court, central bank, regulator or other governmental authority affects or would affect the amount of capital required or expected to be maintained by the Lender or any Person controlling the Lender, and the Lender determines (in its sole and absolute discretion) that the rate of return on its or such controlling Person's capital as a consequence of the Revolving Loan Commitment or the Revolving Loans made by the Lender is reduced to a level below that which such Lender or such controlling Person could have achieved but for the occurrence of any such circumstance, then, in any such case upon notice from time to time by the Lender to the Borrower, the Borrower shall immediately pay directly to the Lender additional amounts sufficient to compensate the Lender or such controlling Person for such reduction in rate of return; provided, however, that if the Borrower voluntarily prepays the Revolving Loans in full in accordance with SECTION 3.1 following the aforesaid notice of the Lender, then the Borrower shall only be obligated under this
SECTION 4.5 to pay the Lender an amount sufficient to compensate the Lender or such controlling Person for such reduction in rate of return through the date of such voluntary prepayment. A statement of the Lender as to any such additional amount or amounts (including calculations thereof in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on the Borrower. In determining such amount, the Lender may use any method of averaging and attribution that it (in its sole and absolute discretion) shall deem applicable.

         SECTION 4.6. TAXES. All payments by the Borrower of principal of, and interest on, the Revolving Loans and all other amounts payable hereunder shall be made free and clear of and without deduction for any present or future income, excise, stamp or other taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority, other than franchise taxes and taxes imposed on or measured by the Lender's net income or receipts (such non-excluded items being called "Taxes"). In the event that any withholding or deduction from any payment to be made by the Borrower hereunder is required in respect of any Taxes pursuant to any applicable law, rule or regulation, then the Borrower shall:

               (a) pay directly to the relevant authority the full amount required to be so withheld or deducted;

               (b) promptly forward to the Lender an official receipt or other documentation satisfactory to the Lender evidencing such payment to such authority; and

               (c) pay to the Lender such additional amount or amounts as is necessary to ensure that the net amount actually received by the Lender will equal the full amount the Lender would have received had no such withholding or deduction been required.

Moreover, if any Taxes are directly asserted against the Lender with respect to any payment received by the Lender hereunder, the Lender may pay such Taxes and the Borrower shall promptly pay such additional amounts (including any penalties, interest or expenses) as is necessary in order that the net amount received by such person after the payment of such Taxes (including any Taxes on such additional amount) shall equal the amount such person would have received had not such Taxes been asserted.

         If the Borrower fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Lender the required receipts or other required documentary evidence, the Borrower shall indemnify the Lender for any incremental Taxes, interest or penalties that may become payable by the Lender as a result of any such failure.

         SECTION 4.7. PAYMENTS, COMPUTATIONS, ETC. All payments by the Borrower pursuant to this Agreement, the Note or any other Loan Document shall be made by the Borrower to the Lender, without set off, deduction or counterclaim, not later than 12:00 noon, Chicago time, on the date due, in same day or immediately available funds, to such account as the Lender shall specify from time to time by notice to the Borrower. Funds received after that time shall be deemed to have been received by the Lender on the next succeeding Business Day. All interest and fees shall be computed on the basis of the actual number of days (including the first day but excluding the last day) occurring during the period for which such interest or fee is payable over a year comprised of 360 days. Whenever any payment to be made shall otherwise be due on a day which is not a Business Day, such payment shall (except as otherwise required by CLAUSE (C) of the definition of the term "Interest Period" with respect to LIBOR Loans) be made on the next succeeding Business Day and such extension of time shall be included in computing interest and fees, if any, in connection with such payment.

         SECTION 4.8. COLLECTIONS; LOCK BOXES. (a) The Borrower shall, upon demand of the Lender in its sole discretion at any time following a Default, forthwith, upon receipt, transmit and deliver to the Lender, in the form received, all cash, checks, drafts, chattel paper and other instruments or writings for the payment of money (properly endorsed, where required, so that such items may be collected by the Lender) which may be received by the Borrower at any time in full or partial payment or otherwise as proceeds of any of the Collateral. The Borrower shall not commingle any such items which may be received with any other of its funds or property, but shall hold such items separate and apart from its own funds or property and in express trust for the benefit of the Lender until delivery is made to the Lender. The Borrower shall comply with the terms and conditions of any consent given by the Lender pursuant to the provisions of this SUBSECTION (a).

         (b) At the option of the Lender, exercised in its sole discretion at any time after the occurrence of a Default, the Borrower shall direct all Account Debtors to make all payments with respect to Accounts to one or more lock boxes established and maintained by, and subject to the exclusive control of, the Lender, on terms acceptable to the Lender. The Borrower shall cause any such payments made to any other Person or source (including the Borrower) promptly to be remitted to such lock boxes, and the Borrower shall not commingle any such payments received by it, and shall hold them separate and apart from all other property all such payments received by it in express trust for the benefit of the Lender until delivery thereof is made to such lock boxes. The Lender shall deposit (after providing for a clearing hold of two Business Days after its receipt) all such payments from lock boxes and all payments with respect to any Collateral into an account (the "COLLATERAL ACCOUNT") maintained with the Lender over which the Lender shall have the exclusive power to control (including the power to make withdrawals).

         (c) The Borrower hereby authorizes the Lender, subject to the provisions of this SUBSECTION (C), at any time after the occurrence of a Default to apply the whole or any part of any amounts received by the Lender pursuant to SUBSECTION (A) or (B) of this SECTION 4.8 or otherwise against the principal and/or interest of any Revolving Loans made hereunder and/or any other Obligations, whether absolute or contingent and whether or not then due, in such order of application as Lender may determine, unless such payments or proceeds are, in the Lender's sole discretion, released to the Borrower; provided, however, that no checks, drafts or other instruments received by the Lender shall constitute final payment to the Lender unless and until such item of payment has actually been collected.

         SECTION 4.9. SET OFF. The Lender shall, upon the occurrence of any Default described in SECTION 8.1.9 with respect to the Borrower or any Subsidiary or upon the occurrence of any other Event of Default, have the right to appropriate and apply to the payment of the Obligations owing to it (whether or not then due), and (as security for such Obligations) the Borrower hereby grants to the Lender a continuing security interest in, any and all balances, credits, deposits, accounts or moneys of the Borrower then or thereafter maintained with the Lender. The Lender agrees promptly to notify the Borrower after any such set off and application made by the Lender; provided, however, that the failure to give such notice shall not affect the validity of such set off and application. The rights of the Lender under this SECTION are in addition to other rights and remedies (including other rights of set off under applicable law or otherwise) which the Lender may have.

         SECTION 4.10. USE OF PROCEEDS. The Borrower shall apply the proceeds of each Borrowing (and shall cause the issuance of Letters of Credit) solely for the purposes set forth in the recitals hereof; without limiting the foregoing, no proceeds of any Revolving Loan shall be used to acquire any equity security of a class which is registered pursuant to section 12 of the Securities Exchange Act of 1934 or any "margin stock", as defined in F.R.S. Board Regulation U.


                                  ARTICLE V

                     CONDITIONS TO EXTENSIONS OF CREDIT

         SECTION 5.1. INITIAL EXTENSION OF CREDIT. The obligation of the Lender to make the initial Extension of Credit shall be subject to the prior or concurrent satisfaction of each of the conditions precedent set forth in this
SECTION 5.1.

         SECTION 5.1.1. CERTIFICATE AS TO ORGANIZATIONAL DOCUMENTS, RESOLUTIONS, ETC. The Lender shall have received from the Borrower a certificate, dated the date of the initial Extension of Credit of its Secretary or Assistant Secretary (with appropriate exhibits attached) as to:

              (a) the Certificate of Incorporation of the Borrower, including all amendments, as then in effect;

              (b) the Bylaws of the Borrower, including all amendments, as then in effect;

              (c) resolutions of its Board of Directors, then in full force and effect, authorizing the execution, delivery and performance of this Agreement, the Note and each other Loan Document to be executed by it, and authorizing it to make the borrowings and enter into the other transactions contemplated hereunder; and

              (d) the incumbency and signatures of those of its officers authorized to act with respect to this Agreement, the Note and each other Loan Document executed by it;

upon which certificate the Lender may conclusively rely until it shall have received a further certificate of the Secretary of the Borrower canceling or amending such prior certificate.

         SECTION 5.1.2. CERTIFICATES OF GOOD STANDING, ETC. The Lender shall have received from the Borrower (i) certificates of good standing, dated as of a date within ten (10) days prior to the initial Extension of Credit, issued by the Secretary of State (or other appropriate governmental authority) in each of the States of Delaware and Illinois and all other jurisdictions in which the Borrower is required to be duly qualified to transact business and in good standing under applicable law, and (ii) a copy the Certificate of Incorporation of the Borrower, including all amendments, certified by the Secretary of State of Delaware as of a date within ten (10) days prior to the initial Extension of Credit.

         SECTION 5.1.3. DELIVERY OF NOTE. The Lender shall have received the Note duly executed and delivered by the Borrower.

         SECTION 5.1.4. PAYMENT OF OUTSTANDING INDEBTEDNESS, ETC. All Indebtedness identified in ITEM 7.2.2(B) ("Indebtedness to be Paid") of the Disclosure Schedule, together with all interest, all prepayment premiums and other amounts due and payable with respect thereto, shall have been paid in full (including, to the extent necessary, from proceeds of an initial Borrowing); and all Liens securing payment of any such Indebtedness have been released and the Lender shall have received all Uniform Commercial Code Form UCC-3 termination statements or other instruments as may be suitable or appropriate in connection therewith.

         SECTION 5.1.5. PLEDGE AGREEMENT. The Lender shall have received executed counterparts of the Pledge Agreement, dated as of the date hereof, duly executed by the Borrower, together with the certificates and instruments evidencing all of the issued and outstanding shares of capital stock or other securities pledged pursuant to the Pledge Agreement, which certificates and instruments shall in each case be accompanied by undated stock powers or other appropriate instruments of transfer duly executed in blank, or, if any securities pledged pursuant to the Pledge Agreement are uncertificated securities, confirmation and evidence satisfactory to the Lender that the security interest in such uncertificated securities has been transferred to and perfected by the Lender in accordance with the Uniform Commercial Code, as in effect in the State of Illinois and other applicable law.

         SECTION 5.1.6. SECURITY AGREEMENT. The Lender shall have received executed counterparts of the Security Agreement, dated as of the date hereof, duly executed by the Borrower, together with:

                  (a) acknowledgment copies of properly filed Uniform Commercial Code financing statements (Form UCC-1), dated a date reasonably near to the date of the initial Extension of Credit, or such other evidence of filing as may be acceptable to the Lender, naming the Borrower as the debtor and the Lender as the secured party, and/or other instruments or documents, filed under the Uniform Commercial Code or other applicable law of all jurisdictions (including filings with respect to patents, trademarks and servicemarks) as may be necessary or, in the opinion of the Lender, desirable to perfect the security interest of the Lender pursuant to the Security Agreement;

                  (b) executed copies of proper Uniform Commercial Code Form UCC-3 termination statements, if any, necessary to release all Liens and other rights of any Person

         (i) in any collateral described in the Security Agreement previously granted by any Person, and (ii) securing any of the Indebtedness identified in ITEM 7.2.2(B) ("Indebtedness to be Paid") of the Disclosure Schedule, together with such termination statements or other evidence of release as the Lender may reasonably request from such Persons;

                  (c) certified copies of Uniform Commercial Code Requests for Information or Copies (Form UCC-11), or a similar search report certified by a party acceptable to the Lender, dated as of a date reasonably near to the date of the initial Extension of Credit, listing all effective financing statements which name the Borrower (under its present name and any previous names) as the debtor and which are filed in the jurisdictions in which filings were made pursuant to CLAUSE (A) above, together with copies of such financing statements (none of which (other than those described in CLAUSE (A), if such Form UCC-11 or search report, as the case may be, is current enough to list such financing statements described in CLAUSE (A) shall cover any collateral described in the Security Agreement); and

                  (d) certified copies of such other UCC, tax lien, judgment and other searches as the lender may reasonably require, dated as of a date reasonably near to the date of the initial Extension of Credit.

         SECTION 5.1.7. MORTGAGE. The Lender shall have received counterparts of the Mortgage, dated as of the date hereof, duly executed by the Borrower, together with:

                  (a) evidence of the completion (or satisfactory arrangements for the completion) of all recordings and filings of the Mortgage as may be necessary or, in the reasonable opinion of the Lender, desirable effectively to create a valid, perfected first priority Lien against the properties purported to be covered thereby;

                  (b) mortgagee's title insurance policies in favor of the Lender in amounts and in form and substance and issued by insurers, reasonably satisfactory to the Lender, with respect to the property purported to be covered by the Mortgage, insuring that title to such property is marketable and that the interests created by the Mortgage constitute valid first Liens thereon free and clear of all defects and encumbrances other than as approved by the Lender, and such policies shall also include a revolving credit endorsement and such other endorsements as the Lender shall request and shall be accompanied by evidence of the payment in full of all premiums thereon; and

                  (c) the Assignment of Rents and Leases and such other approvals, opinions or documents as the Lender may reasonably request.

         SECTION 5.1.8. OPINION OF COUNSEL. The Lender shall have received an opinion, dated the date of the initial Extension of Credit and addressed to the Lender, from Erwin, Martinkus, Cole & Ansel, counsel to the Borrower, substantially in the form of EXHIBIT I hereto.

         SECTION 5.1.9. CLOSING FEES, EXPENSES, ETC. The Lender shall have received all fees, costs and expenses due and payable pursuant to SECTION 3.3 and, if then invoiced, SECTION 9.3.

         SECTION 5.1.10. DUE DILIGENCE, ETC. The Lender shall have completed, and shall be satisfied with the results of, its due diligence investigation with respect to the discharge permit matter described in the Phase I environmental report submitted to the Lender in connection with the real property which is subject to the Mortgage.

         SECTION 5.1.11. COMPLETION OF INITIAL PUBLIC OFFERING. The Borrower shall have completed an initial public offering of its common stock pursuant to which the Borrower shall have received net proceeds of not less than $13,000,000.

         SECTION 5.2. ALL EXTENSIONS OF CREDIT. The obligation of the Lender to make any Extension of Credit (including the initial Extension of Credit), shall be subject to the satisfaction of each of the conditions precedent set forth in this SECTION 5.2.

         SECTION 5.2.1. COMPLIANCE WITH WARRANTIES, NO DEFAULT. Both before and after giving effect to any Extension of Credit (but, if any Default of the nature referred to in SECTION 8.1.5 shall have occurred with respect to any other Indebtedness, without giving effect to the application, directly or indirectly, of the proceeds thereof) the following statements shall be true and correct:

                  (a) the representations and warranties of the Borrower set forth herein (including ARTICLE VI) and in each other Loan Document shall be true and correct in all respects with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date); and

                  (b)   no Default shall have then occurred and be continuing.

         SECTION 5.2.2. BORROWING REQUEST AND LETTER OF CREDIT APPLICATION. The Lender shall have received a Borrowing Request for each Borrowing or a Letter of Credit Application for each Letter of Credit, in each case in form and substance satisfactory to the Lender. Each of the delivery of a Borrowing Request or Letter of Credit Application and the acceptance by the Borrower of the proceeds of such Borrowing or the issuance of a Letter of Credit shall constitute a representation and warranty by the Borrower that on the date of such Borrowing or Letter of Credit issuance (both immediately before and after giving effect to such Borrowing or Letter of Credit issuance, and the application of the proceeds thereof) the statements made in SECTION 5.2.1 are true and correct.

         SECTION 5.2.3. BORROWING BASE COMPLIANCE. The Borrower shall be in strict compliance with the Borrowing Base compliance requirements of SECTION 7.3.

         SECTION 5.2.4. SATISFACTORY LEGAL FORM. All documents executed or submitted pursuant to or in connection with this Agreement and each other Loan Document by or on behalf of the Borrower or any of its Subsidiaries shall be satisfactory in form and substance to the Lender and its counsel; the Lender and its counsel shall have received all information, approvals, opinions, documents and instruments as the Lender or its counsel may reasonably request.


                                 ARTICLE VI

                       REPRESENTATIONS AND WARRANTIES

         In order to induce the Lender to enter into this Agreement and to make Extensions of Credit hereunder, the Borrower represents and warrants to the Lender as set forth in this Article VI:

         SECTION 6.1. ORGANIZATION, ETC. The Borrower and each of its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the State of its incorporation, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the nature of its business requires such qualification, and has full power and authority and holds all requisite governmental licenses, permits and other approvals to enter into and perform its Obligations under this Agreement, the Note and each other Loan Document and to own and hold under lease its property and to conduct its business substantially as currently conducted by it.

         SECTION 6.2. DUE AUTHORIZATION, NON-CONTRAVENTION, ETC. The execution, delivery and performance by the Borrower of this Agreement, the Note and each other Loan Document executed or to be executed by it are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action, and do not (a) contravene the Borrower's certificate of incorporation or bylaws; (b) violate or contravene any contract, agreement, instrument, law, regulation or rule or any decree or order of any court, governmental authority or arbitrator, binding upon or affecting the Borrower or any of its assets or properties; or (c) result in, or require the creation or imposition of, any Lien on any of the Borrower's assets or properties.

         SECTION 6.3. GOVERNMENT APPROVAL, REGULATION, ETC. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by the Borrower of this Agreement, the Notes or any other Loan Document, except for the approval of its Board of Directors, which approval has been duly obtained and is in full force and effect. Neither the Borrower nor any of its Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         SECTION 6.4. VALIDITY, ETC. This Agreement constitutes, and the Notes and each other Loan Document, upon the execution and delivery thereof by the Borrower, will constitute, the legal, valid and binding obligations of the Borrower enforceable in accordance with their respective terms.

         SECTION 6.5. FINANCIAL INFORMATION. The audited balance sheets of the Borrower as at December 31, 1995, and the related audited statements of earnings and cash flow of the Borrower, and the unaudited balance sheets of the Borrower as at March 31, 1996, and the related unaudited statements of earnings and cash flow of the Borrower for the Fiscal Quarter then ended, copies of which have been furnished to the Lender, have been prepared in accordance with GAAP consistently applied, and present fairly the consolidated financial condition of the corporation(s) covered thereby as at the dates thereof and the results of their operations for the periods then ended.

         SECTION 6.6. NO MATERIAL ADVERSE CHANGE. Since the date of the financial statements described in SECTION 6.5, there has been no material adverse change in the financial condition, operations, assets, business, properties or prospects of the Borrower and its Subsidiaries.

         SECTION 6.7. LITIGATION, LABOR CONTROVERSIES, COMPLIANCE WITH LAWS, ETC. (a) There is no litigation, action, proceeding or labor controversy pending or, to the best knowledge of the Borrower, threatened against or affecting the Borrower or any of its Subsidiaries, or any of their respective properties, businesses, assets or revenues, except as disclosed in ITEM 6.7 ("Litigation") of the Disclosure Schedule, none of which, individually or in the aggregate, will materially adversely affect the financial condition, operations, assets, business, properties or prospects of the Borrower or any Subsidiary and none of which purports to affect the legality, validity or enforceability of this Agreement, the Notes or any other Loan Document.

         (b) Neither the Borrower nor any of its Subsidiaries is in violation in any material respect of any law, order, writ, injunction, award or decree of any court, arbitrator, administrative agency or other governmental authority binding upon it or its assets or any contract, agreement or other undertaking or instrument to which it is a party or by which any of its properties may be bound, and nothing has occurred which would materially and adversely affect the ability of the Borrower or any of its Subsidiaries to own its properties, carry on its business or perform its obligations under any such order, writ, injunction, award or decree or any such contract, agreement or other undertaking or instrument.

         SECTION 6.8. SUBSIDIARIES. The Borrower has no Subsidiaries, except those Subsidiaries which are (a) identified in ITEM 6.8 ("Existing Subsidiaries") of the Disclosure Schedule or (b) permitted to have been created or acquired in accordance with SECTION 7.2.9.

         SECTION 6.9. OWNERSHIP OF PROPERTIES. The Borrower and each of its Subsidiaries owns good and marketable fee simple title to all of its real properties and good and marketable title to all of its other assets and properties, tangible and intangible, of any nature whatsoever (including patents, trademarks, trade names, service marks and copyrights), free and clear of all Liens, charges or claims (including infringement claims with respect to patents, trademarks, copyrights and the like) except as permitted pursuant to
SECTION 7.2.3.

         SECTION 6.10. TAXES. The Borrower and each of its Subsidiaries has filed all tax returns and reports required by law to have been filed by it and has paid all taxes and governmental charges thereby shown to be owing, except any such taxes or charges which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.


         SECTION 6.11. PENSION AND WELFARE PLANS. The Borrower and each of its Subsidiaries is in compliance in all material respects with all applicable provisions of ERISA and the regulations and public interpretations thereunder. No reportable event (as defined in section 4043(b) of ERISA) has occurred with respect to any Plan as to which such Person was required to file a report with the Pension Benefit Guaranty Corporation, and no material liabilities exist under any Plan except as disclosed in ITEM 6.11 ("Employee Benefit Plans") of the Disclosure Schedule. During the twelve- consecutive-month period prior to the date of the execution and delivery of this Agreement and prior to the date of any Extension of Credit hereunder, no steps have been taken to terminate any Plan, and no contribution failure has occurred with respect to any Plan, whether or not sufficient to give rise to a Lien under section 302(f) of ERISA. No condition exists or event or transaction has occurred with respect to any Plan (including any "prohibited transaction,"as defined in section 406 of ERISA or section 4975 of the Code) which has resulted or might result in the incurrence by the Borrower or any member of the Controlled Group of any liability, fine or penalty. Except as disclosed in ITEM 6.11 ("Employee Benefit Plans") of the Disclosure Schedule, neither the Borrower nor any member of the Controlled Group has any contingent liability with respect to any post-retirement benefit under a Welfare Plan, other than liability for continuation coverage described in Part 6 of Title I of ERISA.

         SECTION 6.12.   ENVIRONMENTAL WARRANTIES.  Except as set forth in
Item 6.12 ("Environmental Matters") of the Disclosure Schedule:

                  (a) all facilities and property (including underlying groundwater) owned or leased by the Borrower or any of its Subsidiaries have been, and continue to be, owned or leased by the Borrower and its Subsidiaries in compliance with all Environmental Laws;

                  (b) there have been no past, and there are no pending or threatened:

                        (i) claims, complaints, notices or requests for information received by the Borrower or any of its Subsidiaries with respect to any alleged violation of any Environmental Law; or

                        (ii) complaints, notices or inquiries to the Borrower or any of its Subsidiaries regarding potential liability under any Environmental Law;

                  (c) there have been no Releases of Hazardous Materials at, on or under any property now or previously owned or leased by the Borrower or any of its Subsidiaries that, singly or in the aggregate, have, or may reasonably be expected to have, a material adverse effect on the financial condition, operations, assets, business, properties or prospects of the Borrower and its Subsidiaries;

                  (d) the Borrower and its Subsidiaries have been issued and are in material compliance with all permits, certificates, approvals, licenses and other authorizations relating to environmental matters and necessary or desirable for their businesses;

                  (e) no property now or previously owned or leased by the Borrower or any of its Subsidiaries is listed or proposed for listing (with respect to owned property only) on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list of sites requiring investigation or clean-up;

                  (f) there are no underground storage tanks, active or abandoned, including petroleum storage tanks, on or under any property now or previously owned or leased by the Borrower or any of its Subsidiaries that, singly or in the aggregate, have, or may reasonably be expected to have, a material adverse effect on the financial condition, operations, assets, business, properties or prospects of the Borrower and its Subsidiaries;

                  (g) neither Borrower nor any Subsidiary of the Borrower has directly transported or directly arranged for the transportation of any Hazardous Material to any location which is listed or proposed for listing on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list or which is the subject of federal, state or local enforcement actions or other investigations which may lead to material claims against the Borrower or such Subsidiary thereof for any remedial work, damage to natural resources or personal injury, including claims under CERCLA;

                  (h) there are no polychlorinated biphenyls or friable asbestos present at any property now or previously owned or leased by the Borrower or any Subsidiary of the Borrower that, singly or in the aggregate, have, or may reasonably be expected to have, a material adverse effect on the financial condition, operations, assets, business, properties or prospects of the Borrower and its Subsidiaries; and

                  (i) no conditions exist at, on or under any property now or previously owned or leased by the Borrower which, with the passage of time, or the giving of notice or both, would give rise to liability under any Environmental Law.


         SECTION 6.13. REGULATIONS G, U AND X. The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock, and no proceeds of any Revolving Loans will be used for a purpose which violates, or would be inconsistent with, F.R.S. Board Regulation G, U or
X. Terms for which meanings are provided in F.R.S. Board Regulation G, U or X or any regulations substituted therefor, as from time to time in effect, are used in this SECTION with such meanings.

         SECTION 6.14. ACCOUNTS; INVENTORY; BORROWING BASE. (a) Each Accounts Report is, or when delivered to the Lender will be, true, accurate and complete in all respects as of the date thereof. The amounts shown on the Accounts Reports, and all invoices and statements delivered to the Lender with respect to any Account, are actually and absolutely owing to the Borrower and are not contingent for any reason; except as may be disclosed on such Accounts Reports, there are no setoffs, counterclaims or disputes existing or asserted with respect to any Accounts included on an Accounts Report and the Borrower has not made any agreement with any Account Debtor for any deduction from such Account, except for discounts or allowances allowed by such Person in the ordinary course of its business for prompt payment, all of which discounts or allowances are reflected in the calculation of the invoice related to such Account; and there are no facts, events or occurrences which in any way impair the validity or enforcement of any of the Accounts or tend to reduce the amount payable thereunder from the amount of the invoice shown on any Accounts Report, and on all contracts, invoices and statements delivered to the Lender with respect thereto.

         (b) Each Inventory Report is, or when delivered to the Lender will be, true, accurate and complete in all respects as of the date thereof. The Inventory shown on the Inventory Reports is properly and correctly classified in accordance with the categories therein.

         (c) Each Account, each security and each item of Inventory, equipment or real property which the Borrower shall, expressly or by implication (by inclusion on a Borrowing Base Certificate or otherwise), request the Lender to classify as an Eligible Account, Eligible Pledged Security, Eligible Equipment, Eligible Real Estate or Eligible Inventory, as the case may be, will, as of the time when such request is made, conform in all respects to the requirements of such classification set forth in the applicable definitions in this Agreement.

         SECTION 6.15. ACCURACY OF INFORMATION. Without limitation to any other provision of any Loan document, all information heretofore or contemporaneously furnished by or on behalf of the Borrower in writing to the Lender for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all other such information hereafter furnished by or on behalf of the Borrower to the Lender will be, true and accurate in every material respect on the date as of which such information is dated or certified and as of the date of execution and delivery of this Agreement by the Lender, and such information does not, or will not, as the case may be, omit to state any material fact necessary to make such information not misleading.


                                   ARTICLE VII

                                  COVENANTS

         SECTION 7.1. AFFIRMATIVE COVENANTS. The Borrower agrees with the Lender that, until the Revolving Loan Commitment has terminated and all Obligations have been fully and finally paid and performed, the Borrower shall perform the obligations set forth in this SECTION 7.1.

         SECTION 7.1.1. FINANCIAL INFORMATION, REPORTS, NOTICES, ETC. The Borrower shall furnish, or shall cause to be furnished, to the Lender copies of the following financial statements, reports, notices and information:

                  (a) the Accounts Reports, Accounts Payable Reports and Inventory Reports and Borrowing Base Certificates as and when provided in SECTION 7.3;

                  (b) as soon as available and in any event within 45 days after the end of each of the first three Fiscal Quarters of each Fiscal Year of the Borrower, consolidated and consolidating balance sheets of the Borrower and its Subsidiaries (if any) as of the end of such Fiscal Quarter and consolidated statements of earnings and cash flow of the Borrower and its Subsidiaries (if any) for such Fiscal Quarter, certified by the chief financial Authorized officer of the Borrower; provided, however, that, in lieu of the foregoing, the Borrower shall be deemed to have complied with the requirements of this subsection (b) for any Fiscal Quarter by delivering to the Lender a true and correct copy, certified by the chief financial Authorized officer of the Borrower, of the Borrower's Form 10Q (including the financial statements included therein) filed with the Securities and Exchange Commission for such Fiscal Quarter, within 45 days after the end of such Fiscal Quarter or such later date as the Securities and Exchange Commission permits such filing to be made;

                  (c) as soon as available and in any event within 90 days after the end of each Fiscal Year of the Borrower, a copy of the annual audit report for such Fiscal Year for the Borrower and its Subsidiaries (if any), including therein consolidated and consolidating balance sheets of the Borrower and its Subsidiaries as of the end of such Fiscal Year and consolidated statements of earnings and cash flow of the Borrower and its Subsidiaries for such Fiscal Year, in each case certified (without any qualification) in a manner acceptable to the Lender by a firm of independent certified public accountants acceptable to the Lender, together with a certificate from such accountants containing a computation of, and showing compliance with, each of the financial ratios and restrictions contained in
         SECTION 7.2.4 and to the effect that, in making the examination necessary for the signing of such annual report by such accountants, they have not become aware of any Default or Event of Default that has occurred and is continuing, or, if they have become aware of such Default or Event of Default, describing such Default or Event of Default and the steps, if any, being taken to cure it; provided, however, that, in lieu of the foregoing, the Borrower shall be deemed to have complied with the requirements of this SUBSECTION (c) for any Fiscal Year by delivering to the Lender a true and correct copy, certified by the chief financial Authorized officer of the Borrower, of the Borrower's Form 10K (including the financial statements included therein) filed with the Securities and Exchange Commission for such Fiscal Quarter, within 90 days after the end of such Fiscal Year or such later date as the Securities and Exchange Commission permits such filing to be made;

                  (d) as soon as available and in any event within 45 days after the end of each Fiscal Quarter, a certificate, executed by the chief financial Authorized Officer of the Borrower, showing (in reasonable detail and with appropriate calculations and computations in all respects satisfactory to the Lender) compliance with the financial covenants set forth in SECTION 7.2.4.;

                  (e) as soon as possible and in any event within three days after the occurrence of each Default, a statement of the chief financial Authorized Officer of the Borrower setting forth the details of such Default and the action which the Borrower has taken and proposes to take with respect thereto;

                  (f) as soon as possible and in any event within three days after (x) the occurrence of any adverse development with respect to any litigation, action, proceeding or labor controversy described in
         SECTION 6.7 or (y) the commencement of any labor controversy, litigation, action or proceeding of the type described in SECTION 6.7, notice thereof and copies of all documentation relating thereto;

                  (g) promptly (and in any case, within 5 days) after the sending, filing or availability thereof, as the case may be, copies of all proxy statements, financial statements and reports which the Borrower sends or makes available to any of its security holders, and all reports and registration statements which the Borrower or any of its Subsidiaries files (electronically or otherwise) with the Securities and Exchange Commission or any national securities exchange, including Forms 10Q and 10K filed with the Securities and Exchange Commission;

                  (h) immediately upon becoming aware of the institution of any steps by the Borrower or any other Person to terminate any Plan, or the failure to make a required contribution to any Plan if such failure is sufficient to give rise to a Lien under section 302(f) of ERISA, or the taking of any action with respect to a Plan which could result in the requirement that the Borrower furnish a bond or other security to the PBGC or such Plan, or the occurrence of any event with respect to any Plan which could result in the incurrence by the Borrower or any Subsidiary of any material liability, fine or penalty, or any material increase in the contingent liability of the Borrower or any Subsidiary with respect to any post-retirement Welfare Plan benefit, notice thereof and copies of all documentation relating thereto; and

                  (i) such other information respecting the condition or operations, financial or otherwise, of the Borrower or any of its Subsidiaries as the Lender may from time to time reasonably request.

         SECTION 7.1.2. COMPLIANCE WITH LAWS, ETC. The Borrower shall, and shall cause each of its Subsidiaries to, comply in all material respects with all applicable laws, rules, regulations and orders, such compliance to include (without limitation):

                  (a) the maintenance and preservation of its corporate existence and qualification as a foreign corporation in all applicable jurisdictions; and

                  (b) the payment, before the same shall become delinquent, of all taxes, assessments and governmental charges imposed upon it or upon its property, except to the extent being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books (but only if failure to make such payment on a timely basis does not materially adversely affect the assets or business of the Borrower or adversely affect the rights or interests of the Lender).

         SECTION 7.1.3. MAINTENANCE OF PROPERTIES. The Borrower shall, and shall cause each of its Subsidiaries to, maintain, preserve, protect and keep its properties in good repair, working order and condition, and make necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted at all times, unless, with respect to any nonmaterial properties, the Borrower reasonably determines that the continued maintenance of such properties is no longer economically desirable and prudent.

         SECTION 7.1.4. INSURANCE. The Borrower shall, and shall cause each of its Subsidiaries to, maintain or cause to be maintained with responsible insurance companies insurance with respect to its assets, properties and business against casualties, hazards, risks and contingencies of such type (including product liability, business interruption, public liability and larceny, theft, embezzlement or other criminal misappropriation) and in such amounts as are customary in the case of similar businesses, and, in each case, as are satisfactory to the Lender. The Borrower shall cause such policies to include lender's loss payable endorsements satisfactory to the Lender naming the Lender as loss payee. Each policy or endorsement shall contain a clause requiring the insurer to give not less than thirty (30) days' prior written notice to the Lender in the event of a change in coverage or cancellation for any reason and a clause that the interest of the Lender shall not be impaired by any act or neglect of the Borrower or the owner of the relevant property nor by the occupation of the premises for purposes more hazardous than are permitted by said policy. The Borrower shall, upon request of the Lender from time to time, furnish to the Lender originals, certified copies or certificates of insurance with respect to all insurance policies maintained by the Borrower and its Subsidiaries in accordance with this Section. The requirements of this Section are in addition to, and not in limitation of, any other insurance requirements under the Loan Documents.

         SECTION 7.1.5. BOOKS AND RECORDS. The Borrower shall, and shall cause each of its Subsidiaries to, keep books and records which accurately reflect all of its business affairs and transactions and permit the Lender or any of its representatives, at reasonable times and intervals, to visit all of its offices, to discuss its financial matters with its officers and independent public accountant (and the Borrower hereby authorizes such independent public accountant to discuss the Borrower's financial matters with the Lender or its representatives whether or not any representative of the Borrower is present) and to examine (and, at the expense of the Borrower, photocopy extracts from) any of its books or other corporate records. The Borrower shall pay any fees of such independent public accountant incurred in connection with the Lender's exercise of its rights pursuant to this Section.

         SECTION 7.1.6. ENVIRONMENTAL COVENANT. The Borrower shall, and shall cause each of its Subsidiaries to:

                  (a) use and operate all of its facilities and properties in material compliance with all Environmental Laws, keep all necessary permits, approvals, certificates, licenses and other authorizations relating to environmental matters in effect and remain in material compliance therewith, and handle all Hazardous Materials in material compliance with all applicable Environmental Laws;

                  (b) promptly notify the Lender and provide copies upon receipt of all written claims, complaints, notices or inquiries relating to the condition of its facilities and properties or compliance with Environmental Laws, and shall promptly cure and have dismissed with prejudice to the satisfaction of the Lender any actions and proceedings relating to compliance with Environmental Laws; and

                  (c) provide such information and certifications which the Lender may reasonably request from time to time to evidence compliance with this SECTION 7.1.6.

         SECTION 7.1.7. LENDER'S LIEN. The Borrower shall, and shall cause each of its Subsidiaries to, take all such actions as are required to ensure that all of its assets and properties, whether now or hereafter owned, leased, licensed or acquired, to be at all times subject to and covered by the Lender's first priority perfected lien and security interest, except to the extent otherwise permitted under SECTION 7.2.3.

         SECTION 7.1.8. MAINTENANCE OF ACCOUNTS. The Borrower agrees to maintain all of its deposit and disbursement accounts (and to cause its Subsidiaries to maintain all of their respective accounts) with the Lender; except that the Borrower (and its Subsidiaries) may maintain one or more payroll or operating accounts with a financial institution in Champaign, Illinois for use in the ordinary course of the Borrower's business, provided that funds in an amount at least sufficient to cover the amount of checks, instruments and other obligations from time to time outstanding under all accounts maintained with the Lender shall be swept by the Borrower from such accounts with a financial institution in Champaign, Illinois into such accounts maintained with the Lender as and when required. All checks (and other instruments) other than payroll checks will be drawn from accounts maintained with Lender

         SECTION 7.1.9. FURTHER ASSURANCES. The Borrower shall execute any and all further documents, agreements and instruments, and take any and all further actions which may be required under applicable law, or which the Lender may reasonably request, in order to effectuate the transactions contemplated by the Loan Documents and in order to grant, preserve, protect and perfect the validity and priority of the security interests intended to be created by the Security Documents.

         SECTION 7.2. NEGATIVE COVENANTS. The Borrower agrees with the Lender that, until the Revolving Loan Commitment has terminated and all obligations have been fully and finally paid and performed, the Borrower shall perform the obligations set forth in this SECTION 7.2.

         SECTION 7.2.1. BUSINESS ACTIVITIES. The Borrower shall not, and shall not permit any of its Subsidiaries to, engage in any business activity, except those described in the first recital to this Agreement and such activities as may be incidental or related thereto, and any new business which utilizes in a substantial manner the Borrower's expertise in process technology in its current business and is reasonably complementary to its current business.

         SECTION 7.2.2. Indebtedness. The Borrower shall not, and shall not permit any of its Subsidiaries to, create, incur, assume or suffer to exist or otherwise become or be liable in respect of any Indebtedness, other than the following:

                  (a) Indebtedness in respect of the Revolving Loans and other Obligations;

                  (b) until the date of the initial Extension of Credit, Indebtedness, if any, identified in ITEM 7.2.2 (b) ("Indebtedness to be Paid") of the Disclosure Schedule;

                  (c) Indebtedness, if any, existing as of the Effective Date which is identified in ITEM 7.2.2(c) ("Ongoing Indebtedness") of the Disclosure Schedule;

                  (d) unsecured Indebtedness incurred in the ordinary course of business consistent with past practices (including open accounts extended by suppliers on normal trade terms in connection with purchases of goods and services, but excluding Indebtedness incurred through the borrowing of money or Contingent Liabilities);

                  (e) other Indebtedness, including Indebtedness for money borrowed from governmental agencies;

provided, however, that (i) the aggregate outstanding amount of Indebtedness otherwise permitted by CLAUSES (c) and (e) shall not exceed $1,500,000 at any time, and (ii) no such Indebtedness shall be permitted if, immediately before or after giving effect to the incurrence thereof, any Default shall have occurred and be continuing.

         SECTION 7.2.3. LIENS. The Borrower shall not, and shall not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon any of its property, revenues or assets, whether now owned or hereafter acquired, except:

                  (a) Liens securing payment of the Obligations, granted pursuant to any Loan Document;

                  (b) Liens securing payment of Indebtedness of the type permitted and described in CLAUSE (b) of SECTION 7.2.2;

                  (c) Liens granted prior to the Effective Date to secure payment of Indebtedness of the type permitted and described in CLAUSE
         (c) of SECTION 7.2.2;

                  (d) Liens granted to secure payment of Indebtedness of the type permitted and described in CLAUSE (e) of SECTION 7.2.2 and covering only those assets acquired with the proceeds of such Indebtedness, provided that the aggregate principal amount of such Indebtedness outstanding at any time shall not exceed $1,000,000;

                  (e) Liens for taxes, assessments or other governmental charges or levies not at the time delinquent or thereafter payable without penalty or being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books (but only if such Liens do not, individually or in the aggregate, materially adversely affect the assets or business of the Borrower or adversely affect the rights or interests of the Lender);

                  (f) Liens of carriers, warehousemen, mechanics, materialmen and landlords incurred in the ordinary course of business for sums not overdue or being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books (but only if such Liens do not, individually or in the aggregate, materially adversely affect the assets or business of the Borrower or adversely affect the rights or interests of the Lender);

                  (g) Liens incurred in the ordinary course of business in connection with workmen's compensation, unemployment insurance or other forms of governmental insurance or benefits, or to secure performance of statutory obligations, leases and contracts (other than for borrowed money) entered into in the ordinary course of business or to secure obligations on surety or appeal bonds; and

                  (h) judgment Liens in existence less than 15 days after the entry thereof or with respect to which execution has been stayed or the payment of which is covered in full (subject to a customary deductible) by insurance maintained with responsible insurance companies.

         SECTION 7.2.4. FINANCIAL CONDITION. The Borrower shall not cause or permit at any time:

                  (a)  Its Tangible Net Worth to be less than:

                       (i) $12,000,000, at all times during the period from the completion of the Borrower's initial public offering as described in SECTION 5.1.11 through the last day of the month in which such initial public offering is so completed; and

                       (ii) at all times thereafter, (x) the greater of $12,000,000 or the actual Tangible Net Worth as of the last day of the month in which such initial public offering is so completed, in either case, increased from time to time on a going-
                   forward basis by (y) an amount equal to 75% of the aggregate Net Income (exclusive of losses, but including, for such purpose, any gains otherwise excludable under

                   CLAUSES (a) or (b) of the definition of Net Income) for all periods from and after the date such initial public offering is so completed.

                  (b) Its Total Liabilities to Tangible Net Worth Ratio to be greater than 1.0 to 1.0.

                  (c) Its Interest Coverage Ratio to be less than 3.0 to 1.0 as of the last day of any Fiscal Quarter for the portion of the Fiscal Year then elapsed.

         SECTION 7.2.5. INVESTMENTS. The Borrower shall not, and shall not permit any of its Subsidiaries to, make, incur, assume or suffer to exist any Investment in any other Person, except:

                  (a) Investments existing on the Effective Date and identified in ITEM 7.2.5(a) ("Ongoing Investments") of the Disclosure Schedule;

                  (b) Cash Equivalent Investments, provided, however, that any Investment which, when made, complies with the requirements of the definition of the term Cash Equivalent Investment may continue to be held notwithstanding that such Investment if made thereafter would not comply with such requirements;

                  (c) without duplication, Investments permitted as Indebtedness pursuant to SECTION 7.2.2; and

                  (d)  Investments which constitute Permitted Acquisitions.

         SECTION 7.2.6. RESTRICTED PAYMENTS, ETC. On and at all times after the Effective Date:

                  (a) the Borrower shall not declare, pay or make, or set aside funds or property to make, any dividend or distribution (in cash, property or obligations) on any shares of any class of capital stock (now or hereafter outstanding) of the Borrower or on any warrants, options or other rights with respect to any shares of any class of capital stock (now or hereafter outstanding) of the Borrower (other than dividends or distributions payable solely in shares of its common stock or warrants to purchase its common stock or splitups or reclassifications of its stock into additional or other shares of its common stock) or apply, or permit any of its Subsidiaries to apply, any of its funds, property or assets to the purchase, redemption, sinking fund or other retirement of, or agree or permit any of its Subsidiaries to purchase or redeem, any shares of any class of capital stock (now or hereafter outstanding) of the Borrower, or warrants, options or other rights with respect to any shares of any class of capital stock (now or hereafter outstanding) of the Borrower, other than dividends and distributions in cash which do not in the aggregate exceed 25% of its Net Income in any twelve month period;

                  (b) the Borrower shall not, and shall not permit any of its Subsidiaries, to:

                           (i) make any payment or prepayment of principal of, or make any payment of interest on, any Subordinated Debt, on any day other than the stated, scheduled date for such payment or prepayment set forth in the documents and instruments memorializing such Subordinated Debt, or in violation the subordination provisions agreed upon by the Lender with respect to such Subordinated Debt; or

                           (ii) redeem, retire, purchase, make any payment on or defease, any Subordinated Debt, except to the extent permitted under CLAUSE (i) above; and

                  (c) the Borrower shall not, and shall not permit any Subsidiary to, make any deposit for any of the foregoing purposes.

         SECTION 7.2.7. CONSOLIDATION, MERGER, ETC. The Borrower shall not, and shall not permit any of its Subsidiaries to, liquidate or dissolve, consolidate with, or merge into or with, any other Person, or purchase or otherwise acquire all or substantially all of the assets or stock or other equity securities of any Person (or of any division thereof) except:

                  (a) any such Subsidiary may liquidate or dissolve voluntarily into, and may merge with and into, the Borrower or any other Subsidiary, and the assets or stock of any Subsidiary may be purchased or otherwise acquired by the Borrower or any other Subsidiary; and

                  (b) so long as no Default has occurred and is continuing or would occur after giving effect thereto, the Borrower may purchase all or substantially all of the assets of any Person, or acquire such Person by merger, if permitted (without duplication) by SECTION 7.2.5 to be made as a Permitted Acquisition.

         SECTION 7.2.8. ASSET DISPOSITIONS, ETC. The Borrower shall not, and shall not permit any of its Subsidiaries to, sell, transfer, lease, contribute or otherwise convey, or grant options, warrants or other rights with respect to, all or any substantial part of its assets (including accounts receivable and capital stock of Subsidiaries) to any Person, unless such sale, transfer, lease, contribution or conveyance is in the ordinary course of its business.

         SECTION 7.2.9. SUBSIDIARIES. The Borrower shall not, and shall not permit any Subsidiary to, create or acquire an equity interest in any Subsidiary, except for any Subsidiary identified in ITEM 6.8 ("Existing Subsidiaries") of the Disclosure Schedule, unless (a) such creation or acquisition, as the case may be, is in compliance with SECTIONS 7.2.5 and 7.2.8 and (b) the stock or other securities and assets of such Subsidiary are subject to and covered by the Lender's perfected security interest and are not subject to any other Lien.

         SECTION 7.2.10. MODIFICATION OF CERTAIN AGREEMENTS. The Borrower shall at all times be and remain a corporation organized, existing and in good standing, and not dissolved, under the laws of the State of Delaware; and shall not cause or permit any amendment, supplement or other modification of any of the terms or provisions of (i) its certificate of incorporation or bylaws, unless the Lender gives its prior written consent (which consent shall not be unreasonably withheld), or (ii) any document or instrument evidencing or applicable to any Subordinated Debt, other than any amendment, supplement or other modification which extends the date or reduces the amount of any required repayment or redemption.

         SECTION 7.2.11. TRANSACTIONS WITH AFFILIATES. The Borrower shall not, and shall not permit any of its Subsidiaries to, enter into, or cause, suffer or permit to exist any arrangement or contract with any of its other Affiliates unless such arrangement or contract is fair and equitable to the Borrower or such Subsidiary and is an arrangement or contract of the kind which would be entered into by a prudent Person in the position of the Borrower or such Subsidiary with a Person which is not one of its Affiliates.

         SECTION 7.2.12. NEGATIVE PLEDGES, ETC. THE Borrower shall not, and shall not permit any of its Subsidiaries to, enter into any agreement (excluding this Agreement, any other Loan Document and any agreement governing any Indebtedness permitted either by clause (b) of SECTION 7.2.2 as in effect on the Effective Date or by clause (d) of SECTION 7.2.2 as to the assets financed with the proceeds of such Indebtedness) prohibiting:

                  (a) the creation or assumption of any Lien upon its properties, revenues or assets, whether now owned or hereafter acquired, or the ability of the Borrower to amend or otherwise modify this Agreement or any other Loan Document; or

                  (b) the ability of any Person to make any payments, directly or indirectly, to the Borrower by way of dividends, advances, repayments of loans or advances, reimbursements of management and other intercompany charges, expenses and accruals or other returns on investments, or any other agreement or arrangement which restricts the ability of any such Subsidiary to make any payment, directly or indirectly, to the Borrower.

         SECTION 7.3.     BORROWING BASE COMPLIANCE.  The Borrower shall:

                  (a) keep true, accurate and complete records of its Accounts and accounts payable and permit any of the Lender's officers, employees or agents, at any time, in the Lender's name or in the name of a firm of independent certified public accountants acceptable to the Lender, to verify the validity, amount or any other matter relating to any Accounts or account payable either in person, by mail, telephone or facsimile, or otherwise;

                  (b) keep true, accurate and complete records of its Inventory in accordance with GAAP consistent with past practices, itemizing and describing the kind, type, quality and quantity of Inventory, the Borrower's cost therefor and selling price thereof, and the withdrawals therefrom and additions thereto and Inventory then on consignment and, perform physical inventory counts on a monthly basis, and upon request of the Lender, furnish to the Lender copies of the working papers related thereto; and

                  (c) not later than 20 days after the end of each calendar month (and, if a Default shall have occurred, at any other time the Lender shall require), during any part of which Revolving Loans or Letter of Credit Obligations were outstanding, deliver to the Lender an Accounts Report, an Accounts Payable Report and an Inventory Report as of the end of such month (and if as a result of a Default, Lender shall require additional reports, as of such other date(s) as the Lender shall specify) together with a list of all disputed Accounts as to which more than $25,000 is receivable and disclose to the Lender with respect thereto, in reasonable detail, the reason for the dispute, all claims related thereto and the amount in controversy, and upon demand deliver to the Lender such other information relating to the status of Accounts and Inventory as the Lender shall reasonably request in writing, all of which Accounts Reports, Accounts Payable Reports and Inventory Reports and other information shall be true, correct and complete in all respects as of the respective dates thereof;

                  (d) (i) not later than 20 days after the end of each calendar month (and, if a Default shall have occurred, at any other time the Lender shall require), during any part of which Revolving Loans or Letter of Credit Obligations were outstanding, deliver to the Lender a Borrowing Base Certificate as of the last day of such month; and (ii) at such time as any Extension of Credit is requested by the Borrower in any month following a month for which no Borrowing Base Certificate was otherwise required under CLAUSE (i) of this SUBSECTION (d), deliver to the Lender a Borrowing Base Certificate as of last day of such preceding month; and (ii) at such other times after the occurrence and during the continuance of a Default as the Lender shall request, deliver to the Lender a Borrowing Base Certificate as of the date specified by the Lender in such request(s), which Borrowing Base Certificates shall be true, correct and complete in all respects as of the respective dates thereof; and

                  (e) conduct a physical count of the Inventory no less often than annually and, upon request of the Lender, furnish a report based on such amount of Inventory promptly to the Lender together with such supporting information including invoices relating to the Borrower's purchase of goods listed in said report, as the Lender shall, in its sole and absolute discretion, request.


                                ARTICLE VIII

                              EVENTS OF DEFAULT

         SECTION 8.1. LISTING OF EVENTS OF DEFAULT. Each of the following events or occurrences described in this SECTION 8.1 shall constitute an "EVENT OF DEFAULT":

         SECTION 8.1.1. NON-PAYMENT OF OBLIGATIONS. The Borrower shall default in the payment or prepayment when due of any principal of or interest on any Revolving Loan, or the

Borrower shall default (and such default shall continue unremedied for a period of five days) in the payment when due of any other Obligation.

         SECTION 8.1.2. BREACH OF WARRANTY. Any representation or warranty of the Borrower made or deemed to be made hereunder or in any other Loan Document or any other writing or certificate furnished by or on behalf of the Borrower to the Lender for the purposes of or in connection with this Agreement or any such other Loan Document (including any certificates delivered pursuant to ARTICLE V) is or shall be incorrect when made in any material respect.

         SECTION 8.1.3. NON-PERFORMANCE OF CERTAIN COVENANTS AND OBLIGATIONS. The Borrower shall default in the due performance and observance of any of its obligations under SECTION 7.1, 7.2 or 7.3 of this Agreement or, subject to any applicable grace or cure period therein, under any other Loan Document.

         SECTION 8.1.4. NON-PERFORMANCE OF OTHER COVENANTS AND OBLIGATIONS. The Borrower shall default in the performance and observance of any obligation or agreement contained herein other than any specified in SECTION 8.1.3 , and such default shall continue unremedied for a period of 30 days after notice thereof shall have been given to the Borrower by the Lender.

         SECTION 8.1.5. DEFAULT ON OTHER INDEBTEDNESS. A default shall occur in the payment when due (subject to any applicable grace period), whether by acceleration or otherwise, of any Indebtedness (other than Indebtedness described in SECTION 8.1.1) of the Borrower or any of its Subsidiaries having a principal amount, individually or in the aggregate, in excess of $100,000, or a default shall occur in the performance or observance of any obligation or condition with respect to such Indebtedness if the effect of such default is to accelerate the maturity of any such Indebtedness or such default shall continue unremedied for any applicable period of time sufficient to permit the holder or holders of such Indebtedness, or any trustee or agent for such holders, to accelerate the maturity of such Indebtedness, whether or not such holder in fact accelerates such maturity.

         SECTION 8.1.6. JUDGMENTS. Any judgment or order for the payment of money in excess of $100,000 shall be rendered against the Borrower or any of its Subsidiaries and either:

                  (a) enforcement proceedings shall have been commenced by any creditor upon such judgment or order; or

                  (b) there shall be any period of 10 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect.

         SECTION 8.1.7. PLANS. Any of the following events shall occur with respect to any Plan:

                  (a) the institution of any steps by the Borrower, any member of its Controlled Group or any other Person to terminate a Plan if, as a result of such termination, the Borrower or any such member could be required to make a contribution to such Plan, or could reasonably expect to incur a liability or obligation to such Pension Plan, in excess of $100,000; or

                 (b) a contribution failure occurs with respect to any Pension Plan sufficient to give rise to a Lien under section 302(f) of ERISA.

         SECTION 8.1.8. CONTROL OF THE BORROWER. Any Change in Control shall occur.


         SECTION 8.1.9. BANKRUPTCY, INSOLVENCY, ETC. The Borrower or any of its Subsidiaries shall:

                  (a) become insolvent or generally fail to pay, or admit in writing its inability or unwillingness to pay, debts as they become due;

                  (b) apply for, consent to, or acquiesce in, the appointment of a trustee, receiver, sequestrator or other custodian for the Borrower or any of its Subsidiaries or any property of any thereof, or make a general assignment for the benefit of creditors;

                  (c) in the absence of such application, consent or acquiescence, permit or suffer to exist the appointment of a trustee, receiver, sequestrator or other custodian for the Borrower or any of its Subsidiaries or for a substantial part of the property of any thereof, and such trustee, receiver, sequestrator or other custodian shall not be discharged within 60 days, provided that the Borrower, each Subsidiary hereby expressly authorizes the Lender to appear in any court conducting any relevant proceeding during such 60-day period to preserve, protect and defend its rights under the Loan Documents;

                  (d) permit or suffer to exist the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law, or any dissolution, winding up or liquidation proceeding, in respect of the Borrower or any of its Subsidiaries, and, if any such case or proceeding is not commenced by the Borrower or such Subsidiary, such case or proceeding shall be consented to or acquiesced in by the Borrower or such Subsidiary or shall result in the entry of an order for relief or shall remain for 60 days undismissed, provided that the Borrower, each Subsidiary hereby expressly authorizes the Lender to appear in any court conducting any such case or proceeding during such 60-day period to preserve, protect and defend its rights under the Loan Documents; or

                  (e) take any action authorizing, or in furtherance of, any of the foregoing.

         SECTION 8.1.10. IMPAIRMENT OF SECURITY, ETC. Any Loan Document, or any Lien granted thereunder, shall (except in accordance with its terms), in whole or in part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of the Borrower or any other Obligor a party thereto; the Borrower, any other Obligor or any other party shall, directly or indirectly, contest in any manner such effectiveness, validity, binding nature or enforceability; or any Lien securing any Obligation shall, in whole or in part, cease to be a perfected first priority Lien, subject only to those exceptions expressly permitted by such Loan Document.

         SECTION 8.2. ACTION IF BANKRUPTCY. If any Event of Default described in CLAUSES (a) through (d) of SECTION 8.1.9 shall occur, the Revolving Loan Commitment (if not theretofore terminated) shall automatically terminate and the outstanding principal amount of all outstanding Revolving Loans and all other Obligations shall automatically be and become immediately due and payable, without notice or demand.

         SECTION 8.3. ACTION IF OTHER EVENT OF DEFAULT. If any Event of Default (other than any Event of Default Described in CLAUSES (a) through (d ) of SECTION 8.1.9) shall occur for any reason, whether voluntary or involuntary, and be continuing, the Lender may by notice to the Borrower declare all or any portion of the outstanding principal amount of the Revolving Loans and other Obligations to be due and payable and/or the Revolving Loan Commitment (if not theretofore terminated) to be terminated, whereupon the full unpaid amount of such Revolving Loans and other Obligations which shall be so declared due and payable shall be and become immediately due and payable, without further notice, demand or presentment, and/or, as the case may be, the Revolving Loan Commitment shall terminate.


                                 ARTICLE IX

                          MISCELLANEOUS PROVISIONS

         SECTION 9.1. WAIVERS, AMENDMENTS, ETC. The provisions of this Agreement and of each other Loan Document may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by the Borrower and the Lender. No failure or delay on the part of the Lender or the holder of the Note in exercising any power or right under this Agreement or any other Loan-Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on the Borrower in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by the Lender or the holder of any Note under this Agreement or any other Loan Document shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

         SECTION 9.2. NOTICES. All notices and other communications provided to any party hereto under this Agreement or any other Loan Document shall be in writing and addressed, delivered or transmitted to such party at its address or facsimile number, as the case may be, set forth below or at such other address or facsimile number as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by prepaid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when received. A communication, demand or notice given pursuant to this SECTION 9.2 shall be addressed:



       If to the Borrower, at:        Cerion Technologies Inc.
                                             1401 Interstate Drive
                                             Champaign, Illinois 61821-1090
                                             Attn: David A. Peterson, Chief
                                                     Executive Officer and
                                                     President
                                             Facsimile No.: (217) 359-3702

       with a copy to:                       Erwin, Martinkus, Cole & Ansel
                                             411 West University Avenue
                                             Campaign, Illinois 61820
                                             Attn: Sam Erwin, Esq.
                                             Facsimile No.: (217) 351-4314

       If to the Lender, at:                 LaSalle National Bank
                                             120 S. LaSalle Street
                                             Chicago, Illinois 60603
                                             Attn: Kent Hammerstrom
                                                      First Vice President
                                             Facsimile No.: (312) 606-8423

       with a copy to:                       D'Ancona & Pflaum
                                             30 N. LaSalle Street
                                             Suite 2900
                                             Chicago, IL 60602
                                             Attn: Marc S. Joseph, Esq.
                                             Facsimile No.: (312) 580-0923

         SECTION 9.3. PAYMENT OF COSTS AND EXPENSES. The Borrower agrees to pay on demand all expenses or the Lender (including the reasonable fees and expenses of inhouse and outside legal counsel to the Lender) in connection with:

                  (a) the negotiation, preparation, execution and delivery of this Agreement and of each other Loan Document, including schedules and exhibits, and any amendments, waivers, consents, supplements or other modifications to this Agreement or any other Loan Document as may from time to time hereafter be required, whether or not the transactions contemplated hereby are consummated;

                  (b) the filing, recording, refiling or rerecording of the Mortgage, the Pledge Agreement and the Security Agreement and/or any Uniform Commercial Code financing statements relating thereto and all amendments, supplements and modifications to any thereof and any and all other documents or instruments of further assurance required to be filed or recorded or refiled or rerecorded by the terms hereof or of the Mortgage, the Pledge Agreement or the Security Agreement;

                  (c) conducting or obtaining such audits, surveys and field examinations of the Borrower or the Collateral as the Lender may require from time to time, but not more than semiannually so long as no Event of Default has occurred and is continuing, and at any time while any Event of Default exists;

                  (d) obtaining such appraisals of all or any part of the Collateral as the Lender may require from time to time, but not more frequently than once each calendar year, prior to an Event of Default, and at any times, after an Event of Default has occurred and while it is continuing; and

                  (e) the preparation and review of the form of any document or instrument relevant to this Agreement or any other Loan Document. The Borrower further agrees to pay, and to save the Lender harmless from all liability for, any stamp or other taxes which may be payable in connection with the execution or delivery of this Agreement, any Extension of Credit, or the issuance of the Notes or any other Loan Documents. The Borrower also agrees to reimburse the Lender upon demand for all reasonable out-of-pocket expenses (including attorneys' fees and legal expenses) incurred by the Lender in connection with (i) the negotiation of any restructuring or "work-out", whether or not consummated, of any Obligations and (ii) the enforcement or collection of any Obligations.

         SECTION 9.4. INDEMNIFICATION. In consideration of the execution and delivery of this Agreement by the Lender and the extension of the Revolving Loan Commitment, the Borrower hereby indemnifies, exonerates and holds the Lender and each of its officers, directors, employees, attorneys and agents (collectively, the "INDEMNIFIED PARTIES") free and harmless from and against any and all actions, causes of action, suits, losses, costs, liabilities and damages, and expenses incurred in connection therewith (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought), including reasonable attorneys' fees and disbursements (collectively, the "INDEMNIFIED LIABILITIES"), incurred by the Indemnified Parties or any of them as a result of, or arising out of, or relating to:

                  (a) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Revolving Loan;

                  (b) the entering into and performance of this Agreement and any other Loan Document by any of the Indemnified Parties (including any action brought by or on behalf of the Borrower as the result of any determination by the Lender pursuant to ARTICLE V not to make any Extension of Credit);

                  (c) any investigation, litigation or proceeding related to any acquisition or proposed acquisition by the Borrower or any of its Subsidiaries of all or any portion of the stock or assets of any Person, whether or not the Lender is party thereto;

                  (d) any past, present or future investigation, litigation or proceeding related to any environmental cleanup, remediation audit, compliance or other matter relating to the protection of the environment, compliance with any Environmental Law or the Release by the Borrower or any of its Subsidiaries of any Hazardous Material; or

                  (e) the past, present or future presence on or under, or the escape, seepage, leakage, spillage, discharge, emission, discharging or releases from, any real property owned or operated by the Borrower or any Subsidiary thereof of any Hazardous Material (including any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under any Environmental Law), regardless of whether caused by, or within the control of, the Borrower or such Subsidiary;

except for any such Indemnified Liabilities arising for the account of a particular Indemnified Party by reason of the relevant Indemnified Party's gross negligence or wilful misconduct, and if and to the extent that the foregoing undertaking may be unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

         SECTION 9.5. SURVIVAL. The obligations of the Borrower under SECTIONS 3.3, 4.3, 4.4, 4.5, 4.6, 9.3 and 9.4 shall in each case survive any termination of this Agreement, the payment in full of all Obligations and the termination of the Revolving Loan Commitment. The representations and warranties made by the Borrower in this Agreement and in each other Loan Document shall survive the execution and delivery of this Agreement and each such other Loan Document.

         SECTION 9.6. SEVERABILITY. Any provision of this Agreement or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or such Loan Document or affecting the validity or enforceability of such provision in any other jurisdiction.

         SECTION 9.7. HEADINGS. The various headings of this Agreement and of each other Loan Document are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or such other Loan Document or any provisions hereof or thereof.

         SECTION 9.8. EXECUTION IN COUNTERPARTS, EFFECTIVENESS, ETC. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. This Agreement shall become effective when counterparts hereof executed on behalf of the Borrower and the Lender (or notice thereof satisfactory to the Lender) shall have been received by the Lender and notice thereof shall have been given by the Lender to the Borrower.

         SECTION 9.9. GOVERNING LAW; ENTIRE AGREEMENT. THIS AGREEMENT, THE NOTES AND EACH OTHER LOAN DOCUMENT SHALL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES. This Agreement, the Notes and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

         SECTION 9.10. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that the Borrower may not assign or transfer its rights or obligations hereunder without the prior written consent of the Lender.

         SECTION 9.11. PARTICIPATIONS. The Lender may at any time sell to one or more commercial banks or other Persons (each of such commercial banks and other Persons being herein called a "PARTICIPANT") participating interests in any of the Revolving Loans, the Revolving Loan Commitment, and/or other interests of the Lender hereunder; provided, however, that:

                  (a) no participation contemplated in this SECTION 9.11 shall relieve the Lender from the Revolving Loan Commitment or its other obligations hereunder or under any other Loan Document;

                  (b) the Lender shall remain solely responsible for the performance of the Revolving Loan Commitment and such other obligations;

                  (c) the Borrower shall continue to deal solely and directly with the Lender in connection with the Lender's rights and obligations under this Agreement and each of the other Loan Documents;

                  (d) no Participant, unless such Participant is an Affiliate of the Lender, shall be entitled to require the Lender to take or refrain from taking any action hereunder or under any other Loan Document, except that the Lender may agree with any Participant that the Lender will not, without such Participant's consent, take any of the following actions: (i) increase the Revolving Loan Commitment Amount, reduce any fees described in ARTICLE III, or extend the Revolving Loan Commitment Termination Date, or (ii) extend the due date for, or reduce the amount of, any scheduled repayment or prepayment of principal of or interest on any

         Revolving Loan (or reduce the principal amount of or rate of interest on any Revolving Loan); and

                  (e) the Borrower shall not be required to pay any amount under SECTION 4.6 that is greater than the amount which it would have been required to pay had no participating interest been sold.

         The Borrower acknowledges and agrees that each Participant, for purposes of SECTIONS 3.3, 4.3, 4.4, 4.5, 4.6, 4.8, 9.3 and 9.4, shall be considered a Lender.


         SECTION 9.12. OTHER TRANSACTIONS. Nothing contained herein shall preclude the Lender from engaging in any transaction, in addition to those contemplated by this Agreement or any other Loan Document, with the Borrower or any of its Affiliates in which the Borrower or such Affiliate is not restricted hereby from engaging with any other Person.

         SECTION 9.13. FORUM SELECTION AND CONSENT TO JURISDICTION. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE LENDER OR THE BORROWER SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF ILLINOIS, SITTING IN COOK COUNTY, ILLINOIS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE LENDER'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURT OF THE STATE OF ILLINOIS, SITTING IN COOK COUNTY, ILLINOIS AND THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. THE BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY CERTIFIED OR REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF ILLINOIS. THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE BORROWER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OF FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE

BORROWER HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

         SECTION 9.14. WAIVER OF JURY TRIAL. THE LENDER AND THE BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE LENDER OR THE BORROWER. THE BORROWER ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER ENTERING INTO THIS AGREEMENT AND EACH SUCH OTHER LOAN DOCUMENT.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                         CERION TECHNOLOGIES INC.



                                         By: SSA Richard A. Clark
                                            ----------------------------------
                                            Title: Vice President - Finance
                                                  ----------------------------



                                         LASALLE NATIONAL BANK



                                         By: SSA Kent A. Hammerstorm
                                            ----------------------------------
                                            Title: First Vice President
                                                  ----------------------------

                                                 1
                              DISCLOSURE SCHEDULE
                              -------------------

ITEM 6.7    Litigation.
            ----------

            Description of Proceeding                   Action or Claim Sought
            -------------------------                   ----------------------


ITEM 6.8       Existing Subsidiaries.
               ---------------------

               State of                  Ownership              Business
Name           Incorporation                %                  Description
- - ----           -------------             ---------             -----------


ITEM 6.11      Employee Benefit Plans.
               ----------------------

ITEM 6.12      Environmental Matters.
               ---------------------


ITEM 7.2.2(b)  Indebtedness to be Paid.
               -----------------------
                                                                               2
     Creditor         Relevant Debt Documents                Outstanding Amount
     --------         -----------------------                ------------------

ITEM 7.2.2(c)  Ongoing Indebtedness.
               --------------------

                                                                               3
     Creditor         Relevant Debt Documents                Outstanding Amount
     --------         -----------------------                ------------------

ITEM 7.2.5(a)  Ongoing Investments.
               -------------------

- - -------------------------
         1 Item numbers are keyed to refer to Sections where the item is principally referred.
         2  Specify principal, interest and other amounts to be paid.
         3 Specify principal, accrued interest and other amounts outstanding as of the date hereof.

                                  EXHIBIT B
                              BORROWING REQUEST
                              -----------------

LaSalle National Bank
120 South LaSalle Street
Chicago, Illinois 60603

Attention:  Kent Hammerstrom
            Vice President

                          CERION TECHNOLOGIES INC.
                          ------------------------

Gentlemen and Ladies:

         This Borrowing Request is delivered to you pursuant to SECTION 2.2 of the Credit Agreement, dated as of May 31, 1996 (together with all amendments, if any, from time to time made thereto, the "CREDIT AGREEMENT"), between Cerion Technologies Inc., a Delaware corporation (the "BORROWER"), and you. Unless otherwise defined herein, terms used herein have the meanings provided in the Credit Agreement.

         The Borrower hereby requests that a Revolving Loan be made in the aggregate principal amount of $________ on _________, 19___ as a [LIBOR Loan having an Interest Period of ______ months] [Prime Rate Loan].

         The Borrower hereby acknowledges that, pursuant to SECTION 5.2.2 of the Credit Agreement, each of the delivery of this Borrowing Request and the acceptance by the Borrower of the proceeds of the Revolving Loans requested hereby constitute a representation and warranty by the Borrower that, on the date of such Revolving Loans, and before and after giving effect thereto and to the application of the proceeds therefrom, all statements set forth in SECTION
5.2.1 are true and correct. The Borrower further agrees that if prior to the funding of the Borrowing requested hereby, any matter certified to herein will not be true and correct at such time as if then made, the Borrower will immediately so notify you.

         Please transfer the proceeds of the Borrowing requested hereby to the following account(s) of the Borrower maintained with you:

Amount to be
Transferred                Account No.
- - ------------               -----------

$
 -----------               -----------

$
 -----------               -----------

         The Borrower has caused this Borrowing Request to be executed and delivered, and the certification, representations and warranties contained herein to be made, by its duly Authorized Officer this ___ day of __________, 19____.

                                             CERION TECHNOLOGIES INC.


                                             By
                                               ----------------------------
                                             Title:
                                                   -------------------------

                                  EXHIBIT C
                       CONTINUATION/CONVERSION NOTICE
                       ------------------------------

LaSalle National Bank
120 South LaSalle Street
Chicago, Illinois 60603

Attention:  Kent Hammerstrom
            Vice President

                          CERION TECHNOLOGIES INC.
                          ------------------------

Gentlemen and Ladies:

         This Continuation/Conversion Notice is delivered to you pursuant to
SECTION 2.3 of the Credit Agreement, dated as of May 31, 1996 (together with all amendments, if any, from time to time made thereto, the "CREDIT AGREEMENT"), between Cerion Technologies Inc., a Delaware corporation (the "BORROWER"), and you. Unless otherwise defined herein, terms used herein have the meanings provided in the Credit Agreement.

         The Borrower hereby requests that on ___________, 19___,

                  (1) $__________ of the presently outstanding principal amount of the Revolving Loans originally made on _________, 19___ [and $___________ of the presently outstanding principal amount of the Revolving Loans] originally made on ________, 19___,

                  (2) and all presently being maintained as 1[Prime Rate Loans] [LIBOR Loans],

                  (3)      be [converted into] [continued as],

                  (4) 2 [LIBOR Loans having an Interest period of ___ months] [Prime Rate Loans].

The Borrower hereby:

                  (a) certifies, represents and warrants that no Default has occurred and is continuing; and

- - -------------------------

         1        Select appropriate interest rate option.
         2        Insert appropriate interest rate option.

                  (b) agrees that if prior to the conversion or continuation requested hereby, any matter certified to herein will not be true and correct at such time as if then made, the Borrower will immediately so notify you.

         The Borrower has caused this Continuation/Conversion Notice to be executed and delivered, and the certification, representations and warranties contained herein to be made, by its duly Authorized Officer this ___ day of __________, 19____.

                                            CERION TECHNOLOGIES INC.


                                            By
                                              ----------------------------
                                            Title:
                                                  --------------------------